Exhibit 10.28

LOCKHEED MARTIN CORPORATION
CONSOLIDATED SUPPLEMENTAL RETIREMENT BENEFIT PLAN

As Amended and Restated Effective
December 31, 2017

LOCKHEED MARTIN CORPORATION
CONSOLIDATED SUPPLEMENTAL RETIREMENT BENEFIT PLAN
As Amended and Restated Effective
December 31, 2017
Effective December 31, 2017, LOCKHEED MARTIN CORPORATION (the “Corporation”) amends and restates the Lockheed Martin Corporation Consolidated Supplemental Retirement Benefit Plan.
Prior to December 31, 2016, the Corporation maintained a number of separate and distinct nonqualified supplemental defined benefit pension plans for select employees, including the following:

(1)	the Lockheed Martin Corporation Supplemental Retirement Plan (the “SRP”);

(2)	the Lockheed Martin Supplementary Pension Plan For Transferred Employees of GE Operations (the “GE Transfer Plan”); and

(3)
the Supplemental Retirement Benefit Plan For Certain Transferred Employees of Lockheed Martin Corporation (formerly known as the Supplemental Retirement Benefit Plan for Certain Transferred Employees of Lockheed Corporation) (the “LMC Transfer Plan” and, together with the SRP and GE Transfer Plan, the “Component Plans”).

The Component Plans contained numerous terms and features which were common to all three plans, along with some features unique to the particular plan.
Effective December 31, 2016, the Component Plans were merged into and with each other into the SRP, which was the surviving plan. The surviving plan was renamed the Lockheed Martin Corporation Consolidated Supplemental Retirement Benefit Plan (referred to herein as the “Plan”). The Plan consists of three parts or components:

(1)
the SRP Component (consisting of the former SRP, which includes the Supplemental Retirement Benefit Plan of Lockheed Martin Corporation (formerly the Supplemental Retirement Benefit Plan of Lockheed Corporation), the Lockheed Martin Corporation Supplemental Excess Retirement Plan (formerly the Martin Marietta Corporation Supplemental Excess Retirement Plan), the Lockheed Martin Supplemental Retirement Income Plan (formerly the Martin Marietta Supplemental Retirement Income Plan), and the Lockheed Martin Tactical Systems Supplemental Executive Retirement Plan (formerly the Loral Supplemental Executive Retirement Plan), which were merged into the SRP effective July 1, 2004);

(2)	the GE Transfer Component (consisting of the former GE Transfer Plan); and

(3)
the LMC Transfer Component (consisting of the former LMC Transfer Plan, which includes the Incentive Retirement Benefit Plan for Certain Executives of Lockheed Martin Corporation (formerly known as the Incentive Retirement Benefit Plan for Certain Executives of Lockheed Corporation), which was merged into the LMC Transfer Plan effective July 1, 2004).

The merger did not change the substantive terms of the Component Plans.
The Component Plans were amended and restated, effective January 1, 2005, in order to comply with the requirements of section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The 2005 amendment and restatement of the Component Plans applied only to the portion of a participant’s benefit that accrued and/or vested on or after January l, 2005. The portion of a participant’s benefit that accrued and vested prior to January 1, 2005, is governed by the terms of the Component Plan in effect on December 31, 2004. The Component Plans were amended and restated, effective June 26, 2008, in order to clarify certain provisions in accordance with the final Treasury Regulations issued under Code section 409A and to make other clarifications with respect to eligibility and benefits. The Component Plans were amended and restated effective December 31, 2008, in order to make further clarifications in accordance with the final Treasury Regulations issued under Code section 409A and to make other administrative clarifications. In addition, the GE Transfer Plan and LMC Transfer

Plan were amended and restated effective December 31, 2010, in order to make further clarifications in accordance with the final Treasury Regulations issued under Code section 409A and to make other administrative clarifications.
On June 26, 2014, the Qualified Pension Plan (as defined under each of the Component Plans) was amended: (1) to provide that pensionable earnings under the Qualified Pension Plan will not include amounts earned for or relating to any period after December 31, 2015; and (2) to freeze credited service under the Qualified Pension Plan, effective January 1, 2020, and to provide that no Qualified Pension Plan participant will accrue credited service with respect to any period after December 31, 2019. The Component Plans were amended and restated to confirm that these Qualified Pension Plan amendments will carry through to any applicable provision in the Component Plan. Accordingly, base rate of pay, bonuses or other incentive compensation, or other amounts earned for or relating to the period after December 31, 2015 will not be used in determining benefits under the Plan, and service after December 31, 2019 will not be considered, deemed to be, or otherwise treated as credited service or similar benefit accrual service in determining benefits payable under the Plan. Furthermore, the LMC Transfer Plan was amended and restated to close the plan to new entrants effective July 1, 2014.
The SRP and the LMC Transfer Plan were amended and restated, effective for terminations from active service and pre-retirement deaths on or after July 1, 2015, to update the mortality table used for determining the present value of benefits accrued under the Plan after December 31, 2004, when an individual is eligible for a lump sum payout of such benefits and for certain benefit conversions involving benefits accrued under the Plan after December 31, 2004, from the 1983 Group Annuity Mortality Table with sex distinction to the mortality table approved by the Internal Revenue Service for calculating the present value of benefits for determining lump sums payable under Code section 417(e)(3); provided, however, the 1983 Group Annuity Mortality Table with sex distinction will be used instead of the Code section 417(e)(3) applicable mortality table when use of the Code section 417(e)(3) applicable mortality table would cause a reduction in the amount of benefits payable under the Plan.
The Corporation now wishes to amend and restate the Plan, effective December 31, 2017, so as (i) to reflect all amendments to the Plan or its components since the prior restatements; (ii) to amend the LMC Transfer Plan to provide that any offset or reduction to the LM Transfer Plan benefit for amounts accrued under the Lockheed Martin Corporation Capital Accumulation Plan is frozen as of December 31, 2019; and (iii) to remove in inapplicable references to plans sponsored by KAPL, Inc. The formal plan document for the Plan consists of (1) this document, which describes the provisions of the Plan that are generally applicable to all of the Component Plans (the “Master Plan Document”) and (2) the following three Annexes:

(I)	The SRP Annex, which describes the special provisions applicable to the SRP Component and includes:

(A)	Appendix A to the SRP Annex, which describes the additional benefits previously provided under the Lockheed Martin Corporation Supplemental Excess Retirement Plan;

(B)	Appendix B to the SRP Annex, which governs the portion of a participant’s benefit that accrued and vested under the SRP Component on or before December 31, 2004, and includes:

(1)	Exhibit 1 to Appendix B to the SRP Annex, which describes the additional benefits under Lockheed Martin Corporation Termination Benefits Agreements; and

(2)	Exhibit 2 to Appendix B to the SRP Annex, which describes the additional benefits previously provided under the Lockheed Martin Corporation Supplemental Excess Retirement Plan;

(II)	The GE Transfer Plan Annex, which describes the special provisions applicable to the GE Transfer Component and includes:

(A)	Appendix A to the GE Transfer Plan Annex, which governs the portion of a participant’s benefit that accrued and vested under the GE Transfer Component on or before December 31, 2004; and

(III)	The LMC Transfer Plan Annex, which describes the special provisions applicable to the LMC Transfer Component and includes:

(A)	Appendix A to the LMC Transfer Plan Annex, which governs the portion of a participant’s benefit that accrued and vested under the LMC Transfer Component on or before December 31, 2004.

For the avoidance of doubt, all provisions of a Component Plan that govern any portion of a participant’s benefit that accrued and vested under the Component Plan on or before December 31, 2004, remains unchanged as a result of this amendment and restatement.

ARTICLE I.
DEFINITIONS
Unless the context indicates otherwise, the following words and phrases when used in this Plan shall have the meanings hereinafter indicated.

1.	ACTUARIAL EQUIVALENT –
a.    Non-Grandfathered Benefit - The Actuarial Equivalent shall mean a benefit which has the equivalent value computed using the interest rate which would be used by the Pension Benefit Guaranty Corporation to determine the present value of an immediate lump sum distribution on termination of a pension plan, as in effect on the first day of the month of termination of employment plus one percent (1%), and the 1983 Group Annuity Mortality Table with sex distinction; provided that for Years beginning on or after January 1, 2011, in no event shall the interest rate plus 1% exceed 7% or be less than 4%. Notwithstanding the foregoing, effective for terminations from active service and pre-retirement deaths on or after July 1, 2015, the Actuarial Equivalent shall mean a benefit which has the equivalent value computed using the interest rate which would be used by the Pension Benefit Guaranty Corporation to determine the present value of an immediate lump sum distribution on termination of a pension plan, as in effect on the first day of the month of termination of employment plus one percent (1%), and the applicable mortality table under Code section 417(e)(3); provided that (i) in no event shall the interest rate plus 1% exceed 7% or be less than 4%, and (ii) if use of the applicable mortality table under Code section 417(e)(3) results in any Participant’s or Surviving Spouse’s benefit under the Plan having an Actuarial Equivalent that is less than the Actuarial Equivalent of the Participant’s or Surviving Spouse’s benefit computed using the 1983 Group Annuity Mortality Table with sex distinction, as determined at the time benefits become payable, then the Actuarial Equivalent of the Participant’s or Surviving Spouse’s Plan benefit will be computed using the 1983 Group Annuity Mortality Table with sex distinction.
b.    Grandfathered 2004 Benefit - The Actuarial Equivalent shall mean a benefit which has the equivalent value computed using the interest rate which would be used by the Pension Benefit Guaranty Corporation to determine the present value of an immediate lump sum distribution on termination of a pension plan, as in effect on first day of the month of termination of employment plus one percent (1%), and the 1983 Group Annuity Mortality Table with sex distinction.

2.	BENEFICIARY –

a.
SRP Component (Non-Grandfathered Benefit) and LMC Transfer Component (Non-Grandfathered Benefit) - The Beneficiary of a Participant shall be (a) the Participant’s Spouse or (b) if there is no Spouse surviving the Participant, the Participant’s estate.

b.
SRP Component (Grandfathered 2004 Benefit) - The person or persons designated by the Participant as his or her beneficiary under the Qualified Pension Plan. If no beneficiary is designated under the Qualified Pension Plan, then the beneficiary shall be (a) the Participant’s Spouse or (b) if there is no Spouse surviving the Participant, the Participant’s estate.

c.
GE Transfer Component - The person or persons designated by the Participant as his or her beneficiary under the Qualified Pension Plan. If no beneficiary is designated under the Qualified Pension Plan, or if no designated beneficiary survives the Participant, the Participant’s estate shall be the beneficiary.

d.	LMC Transfer Component (Grandfathered 2004 Benefit) - The person or persons designated by the Participant as his or her beneficiary under the applicable Qualified Pension Plan (or, if the

Participant has never been covered under a Qualified Pension Plan, the person or persons designated by the Participant as his or her beneficiary under this Plan on such form as required by the Committee). If no beneficiary is designated under the Qualified Pension Plan or under this Plan, or if no designated beneficiary survives the Participant, the Participant’s estate shall be the beneficiary.

3.	BOARD - The Board of Directors of Lockheed Martin Corporation.

4.	CODE - The Internal Revenue Code of 1986, as amended.

5.	COMMITTEE - The committee described in Section 1 of Article VI.

6.	COMPANY - Lockheed Martin Corporation and its Subsidiaries.

7.	ELIGIBLE EMPLOYEE –

a.
SRP Component - An employee of the Company who (1) participates in a Qualified Pension Plan and whose benefits thereunder are affected by the limitation on benefits imposed by Section 415 or 401(a)(17) of the Code, or (2) is designated by the Committee as eligible to participate in the Plan;

b.
GE Transfer Component - An employee of the Company who transferred employment to Martin Marietta Corporation as a result of the agreement between Martin Marietta Corporation and General Electric Company dated November 22, 1992, or who transferred employment under the Lakeland Transfer Agreement and who meets the eligibility criteria in Annex II attached hereto and Appendix A attached thereto; or

c.
LMC Transfer Component - An employee of the Company who meets the eligibility criteria in Annex III attached hereto and Appendix A attached thereto. Notwithstanding the foregoing, no employee of the Company who is hired by a Participating Company or promoted to Vice President (Level 8) or above within a Participating Company on or after July 1, 2014, shall become an Eligible Employee;

and in each case who satisfies such additional requirements for participation in this Plan as the Committee may from time to time establish. The Lockheed Martin Pension Plans Administration Committee (the “Pension Committee”) shall interpret the participation requirements established by the Committee for all participants except elected officers subject to Section 16(b) of the Securities and Exchange Act of 1934. Determinations of participation requirements for elected officers shall be made by the Committee.

8.
GRANDFATHERED 2004 BENEFIT – For each Component Plan, the benefit calculated under the terms of the Plan in effect prior to January 1, 2005 (attached as Appendix B to Annex I, Appendix A to Annex II, and Appendix A to Annex III), determined as if the Participant had terminated from employment on December 31, 2004 (or the Participant’s actual termination date, if earlier).

9.	NON-GRANDFATHERED BENEFIT – For each Component Plan, the benefit under the Plan other than the Grandfathered 2004 Benefit.

10.
PARTICIPANT - An Eligible Employee who meets the requirements for participation contained in the applicable Annex attached hereto and/or any Appendix attached thereto; the term shall include a former employee and survivors/beneficiaries whose benefit has not been fully distributed. A Participant shall cease to be an active Participant upon Termination of Employment, when he otherwise ceases to be an Eligible Employee, or when he otherwise ceases to meet the requirements for participation as amended from time to time.

Notwithstanding the foregoing, no employee of the Company who is hired by a Participating Company or promoted to Vice President (Level 8) or above within a Participating Company on or after July 1, 2014 shall become a Participant in the LMC Transfer Component of the Plan (Annex III).

11.	PLAN - Lockheed Martin Corporation Consolidated Supplemental Retirement Benefit Plan, or any successor plan.

12.	QUALIFIED PENSION PLAN –

a.	SRP Component -
i. Lockheed Martin Corporation Retirement Plan for Certain Salaried Employees
ii. Lockheed Martin Corporation Retirement Income Plan
iii. Lockheed Martin Account Balance Retirement Plan
iv. Lockheed Martin Corporation Retirement Income Plan III

v.	Lockheed Martin Pension Plan for Former Salaried and Hourly Employees of Inactive Commercial Divisions
vi. Lockheed Martin Global Telecommunications Retirement Plan (applies only to Non-Grandfathered Benefit)

b.	GE Transfer Component - The Lockheed Martin Corporation Retirement Income Plan.

c.
LMC Transfer Component - The Lockheed Martin Corporation Retirement Plan for Certain Salaried Employees, the Lockheed Martin Corporation Retirement Income Plan and the Lockheed Martin Corporation Retirement Income Plan III, or any successor plans.

13.
SUBSIDIARY - As to any person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests (in the case of entities other than corporation), is owned or controlled (directly or indirectly) by that entity or by one or more of the Subsidiaries of that entity, or by a combination thereof.

14.
TERMINATION OF EMPLOYMENT – With respect to the Non-Grandfathered Benefit, a separation from service as such term is defined in Code section 409A and the regulations thereunder, and with respect to the Grandfathered 2004 Benefit, a termination of employment.

15.	YEAR - The calendar year.

ARTICLE II.
BENEFITS

1.
In General. The Plan is comprised of various components, as set forth in the Annexes attached hereto (and the Appendices attached thereto). To qualify for benefits under a particular component, an employee must meet the eligibility requirements applicable to that specific component. The benefits payable under each component, the eligibility therefore, and the other terms and conditions with respect to a component and this Plan are set forth in the applicable Annex (and any Appendix attached thereto).

2.
Plan Freeze. Notwithstanding anything herein to the contrary, base rate of pay, bonuses or other incentive compensation, or other amounts earned for or relating to the period after December 31, 2015, shall not be used in determining benefits under the Plan, and service after December 31, 2019, shall not be considered, deemed to be, or otherwise treated as Credited Service or similar benefit accrual service in determining benefits payable under the Plan.

ARTICLE III.
PAYMENT OF BENEFITS

1.
In General. As described above, the Plan is comprised of various components, as set forth in the Annexes attached hereto (and the Appendices attached thereto). Benefit payment terms and conditions, including the time and form of payment of benefits, with respect to a component and this Plan are set forth in the applicable Annex (and any Appendix attached thereto).

2.
Vesting. Except as provided in Article IV, and subject to the Company’s right to discontinue the Plan as provided in Article V, a Participant shall have a non-forfeitable benefit payable under this Plan to the same extent as benefits are vested under the applicable Qualified Pension Plan. As provided in Article IV, if a Participant acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

3.
Change of Law. Notwithstanding anything herein to the contrary, if the Committee determines in good faith, based on consultation with counsel and, with respect to the Non-Grandfathered Benefit, in accordance with the requirements of Code section 409A, that the federal income tax treatment or legal status of this Plan has or may be adversely affected by a change in the Code, Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), or other applicable law or by an administrative or judicial construction thereof, the Committee may direct that the benefits of affected Participants or of all Participants be distributed as soon as practicable after such determination is made, to the extent deemed necessary or advisable by the Committee to cure or mitigate the consequences, or possible consequences of, such change in law or interpretation thereof.

4.
Acceleration upon Change in Control. Notwithstanding any other provision of the Plan, the accrued benefit of each Participant shall be one-hundred percent (100%) vested, with respect to the Non-Grandfathered Benefit, and be distributed in a single lump sum within fifteen (15) calendar days following a “Change in Control.”

For purposes of this Plan, a Change in Control shall include and be deemed to occur upon the following events:

(a)
A tender offer or exchange offer is consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote in the election of directors of the Company.

(b)
The Company is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Company Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Company (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

(c)
Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company.

(d)
At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

(e)
The stockholders of the Company approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Company’s business and/or assets as an entirety to an entity that is not a Company Subsidiary.

Notwithstanding the foregoing, with respect to the Non-Grandfathered Benefit, no distribution shall be made solely on account of a Change in Control and prior to the benefit commencement date specified in the applicable Component Plan unless the Change in Control is both an event qualifying for a distribution of deferred compensation under Section 409A(a)(2)(A)(v) of the Code and an event qualifying under this Section 4.
This Section 4 shall apply only to a Change in Control of Lockheed Martin Corporation and shall not cause immediate payout of benefits under this Plan in any transaction involving the Company’s sale, liquidation, merger, or other disposition of any subsidiary.
The Committee may cancel or modify this Section 4 at any time prior to a Change in Control. In the event of a Change in Control, this Section 4 shall remain in force and effect, and shall not be subject to cancellation or modification for a period of five years, and any defined term used in Section 4 shall not, for purposes of Section 4, be subject to cancellation or modification during the five year period.

5.
Tax Withholding. To the extent required by law, the Company shall withhold from benefit payments hereunder any Federal, state, or local income or payroll taxes required to be withheld and shall furnish the recipient and the applicable government agency or agencies with such reports, statements, or information as may be legally required. No benefit payments shall be made to the Participant until the withholding obligation for taxes under Code sections 3101(a) and 3101(b) has been satisfied with respect to the Participant.

6.
Retiree Medical Withholding. A Participant may direct the Company to withhold from the Participant’s benefit payments hereunder all or a portion of the amount that the Participant is required to pay for Company-provided retiree medical coverage.

7.
Reemployment. The retirement benefit otherwise payable hereunder to any Participant who previously retired or otherwise had a Termination of Employment and is subsequently reemployed (a) shall be treated in a manner consistent with the treatment of the benefit under the applicable Qualified Pension Plan or “Designated Qualified Plan” (as defined in the LMC Transfer Component – Grandfathered 2004 Benefit), with respect to the Grandfathered 2004 Benefit and (b) may not be suspended during the Participant’s period of reemployment except as permitted under Code section 409A, with respect to the Non-Grandfathered Benefit. This Section 7 shall not apply to the GE Transfer Component.

8.
Mistaken Payments. No Participant or Beneficiary shall have any right to any payment made (1) in error, (2) in contravention to the terms of the Plan, the Code, or ERISA, or (3) because the Committee or its delegates were not informed of any death. The Committee shall have full rights under the law and ERISA to recover any such mistaken payment, and the right to recover attorney’s fees and other costs incurred with respect to such recovery. Recovery shall be made from future Plan payments, or by any other available means. This Section 8 shall not apply to the GE Transfer Component.

ARTICLE IV.
EXTENT OF PARTICIPANTS’ RIGHTS

1.
Unfunded Status of Plan. This Plan constitutes a mere contractual promise by the Company to make payments in the future, and each Participant’s rights shall be those of a general, unsecured creditor of the Company. No Participant shall have any beneficial interest in any specific assets that the Company may hold or set aside in connection with this Plan. Notwithstanding the foregoing, to assist the Company in meeting its obligations under this Plan, the Company may set aside assets in a trust or trusts described in Revenue Procedure 92-64, 1992-2 C.B. 422, and the Company may direct that its obligations under this Plan be satisfied by payments out of such trust or trusts. The assets of any such trust will remain subject to the claims of the general creditors of the Company. It is the Company’s intention that the Plan be unfunded for Federal income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

2.
Nonalienability of Benefits. A Participant’s rights under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein shall not be permitted or recognized, other than the designation of, or passage of payment rights to, a Beneficiary or transfer of an interest in this Plan to: (a) with respect to the Non-Grandfathered Benefit, a Participant’s spouse, former spouse, or child incident to divorce under a Qualified Domestic Relations Order (which shall be interpreted and administered in accordance with Code sections 414(p)(1)(B) and 409A), provided that the form of payment designated in such order is an annuity as provided in the Non-Grandfathered Benefit Component Plans, and (b) with respect to the Grandfathered 2004 Benefit, a Participant’s former spouse incident to divorce under a Qualified Domestic Relations Order.

3.
Forfeiture. If, following the date on which a Participant shall retire under this Plan, a Participant shall engage in the operation or management of a business, whether as owner, stockholder, partner, officer, employee, consultant, or otherwise, which at such time is in competition with the Company or any of its subsidiaries, or shall disclose to unauthorized persons information relative to the business of the Company or any of its subsidiaries which the Participant shall have reason to believe is confidential, or otherwise act, or conduct oneself, in a manner which the Participant shall have reason to believe is contrary to the best interest of the Company, or shall be found by the Committee to have committed an act during the term of the Participant’s employment which would have justified the Participant being discharged for cause, the Participant’s retirement benefit under this Plan shall terminate. Application of this Section will be at the discretion of the Committee.

ARTICLE V.
AMENDMENT OR TERMINATION

1.
Amendment. The Board or its authorized delegate may amend, modify, suspend or discontinue this Plan at any time subject to any shareholder approval that may be required under applicable law, provided, however, that no such amendment shall have the effect of reducing a Participant’s accrued benefit or postponing the time when a Participant is entitled to receive a distribution of his accrued benefit unless each affected Participant consents to such change.

2.
Termination. The Board reserves the right to terminate this Plan at any time and at such times that the Board reasonably determines in its discretion is appropriate and, with respect to the Non-Grandfathered Benefit, conforms to the requirements of Code section 409A; to pay all Participants their accrued benefits in a lump sum or to make other provisions for the payment of benefits (e.g., purchase of annuities) immediately following such termination or at such time thereafter as the Board may determine.

3.
Transfer of Liability. The Board reserves the right to transfer to another entity all of the obligations of the Company with respect to a Participant under this Plan if such entity agrees pursuant to a binding written agreement with the Company or its subsidiaries to assume all of the obligations of the Company under this Plan with respect to such Participant.

4.
Merger. The Board reserves the right to merge all or part of this Plan with or into another plan, provided (1) such other plan preserves all of the obligations of the Company under this Plan with respect to such Participant and (2) each Participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger (if the Plan had then terminated).

ARTICLE VI.
ADMINISTRATION

1.
The Committee. This Plan shall be administered by the Management Development and Compensation Committee of the Board or such other committee of the Board as may be designated by the Board. The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but no fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. The Committee and its delegates (including the Claims Administrator) shall have full discretion to construe and interpret the terms and provisions of the Plan, which interpretation or construction shall be final, conclusive and binding on all parties, including but not limited to the Company and any Participant or Beneficiary, except as otherwise provided by law.
Notwithstanding anything contained in the Plan or in any document issued under the Plan, it is intended that the Non-Grandfathered Benefit will at all times conform to the requirements of Code section 409A and any regulations or other guidance issued thereunder and that the provisions of the Plan relating to the Non-Grandfathered Benefit will be interpreted to meet such requirements. If any provision of the Plan relating to the Non-Grandfathered Benefit is determined not to conform to such requirements, the Plan shall be interpreted to omit such offending provision.

2.
Delegation and Reliance. The Committee may delegate to the officers or employees of the Company the authority to execute and deliver those instruments and documents to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose. In making any determination or in taking or not taking any action under this Plan, the Committee (or its delegate) may obtain and rely upon the advice of experts, including professional advisors to the Company. Except as otherwise provided in Section 6, the Committee delegates the authority to adjudicate claims to the Pension Administrative Committee. No member of the Committee or officer of the Company who is a Participant hereunder may participate in any decision specifically relating to his or her individual rights or benefits under the Plan.

3.
Exculpation and Indemnity. Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application thereof, shall have any liability to any party for any action taken or not taken in good faith under this Plan or for the failure of the Plan or any Participant’s rights under the Plan to achieve intended tax consequences, or to comply with any other law, compliance with which is not required on the part of the Company.

4.
Facility of Payment. If a minor person declared incompetent, or person incapable of handling the disposition of his or her property is entitled to receive a benefit, make an application, or make an election hereunder, the Committee or Claims Administrator may direct that such benefits be paid to, or such application or election be made by, the guardian, legal representative, or person having the care and custody of such minor, incompetent, or incapable person. Any payment made, application allowed, or election implemented in accordance with this Section shall completely discharge the Company and the Committee (or Claims Administrator) from all liability with respect thereto.

5.
Proof of Claims. The Committee or Claims Administrator may require proof of the death, disability, incompetency, minority, or incapacity of any Participant or Beneficiary and of the right of a person to receive any benefit or make any application or election.

6.	Claim Procedures. The procedures when a claim under this Plan is wholly or partially denied by the Claims Administrator are as follows:

(a)
The Claims Administrator shall, within 90 days after receipt of a claim, furnish to claimant a written notice setting forth, in a manner calculated to be understood by claimant: (1) the specific reason or reasons for the denial; (2) specific reference to pertinent Plan provisions on which the denial is based; (3) a description of any additional materials or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; (4) an explanation of the steps to be taken if the claimant wishes to have the denial reviewed; and (5) a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse determination on review. The 90-day period may be extended for not more than an additional 90 days if special circumstances make such an extension necessary. The Claims Administrator shall give the claimant, before the end of the initial 90-day period, a written notice of such extension, stating such special circumstances and the date by which the Claims Administrator expects to render a decision.

(b)
By a written application filed with the Claims Administrator within 60 days after receipt by claimant of the written notice described in paragraph (a), the claimant or his duly authorized representative may request review of the denial of his claim.

(c)
In connection with such review, the claimant or his duly authorized representative may submit issues, comments, documents, records and other information relating to the claim for benefits to the Claims Administrator. In addition, the claimant will be provided, upon request and free of charge, reasonable access to and copies of all documents, records, or other information “relevant” to claimant’s claim for benefits. A document, record, or other information is “relevant” if it: (1) was relied upon in making the benefit determination; (2) was submitted, considered or generated in the course of making the benefit determination, without regard to whether such document, record or information was relied upon in making the benefit determination; or (3) demonstrates compliance with administrative processes and safeguards required under federal law.

(d)
The Plan will provide an impartial review that takes into account all comments, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Claims Administrator shall make a decision and furnish such decision in writing to the claimant within 60 days after receipt by the Claims Administrator of the request for review. This period may be extended to not more than 120 days after such receipt if special circumstances make such an extension necessary. The claimant will be notified in writing prior to the expiration of the original 60-day period if such an extension is required, and such notice will include the reason for the extension and the date by which it is expected that a decision will be reached. The decision on review shall be in writing, set forth in a manner calculated to be understood by the claimant and shall include: (1) the specific reasons for the decision; (2) specific reference to the pertinent Plan provisions on which the decision is based; (3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information “relevant” to the claimant’s claim for benefits; (4) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; (5) a statement describing any voluntary appeal procedures and the claimant’s right to obtain information about such procedures, if any; and (6) a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review.

(e)
If in the event that the Claims Administrator must make a determination of disability in order to decide a claim, the Claims Administrator shall follow the special claims procedures for disability benefits described in Department of Labor Regulation section 2560.503-1(d). The Claims Administrator shall render a decision within a reasonable time (not to exceed 90 days) after the claimant’s request for review, rather than within 120 days as set forth in the above paragraph.

(f)
The Claims Administrator shall be the Pension Committee. Notwithstanding the foregoing, with respect to claims and appeals brought by elected officers of the Company, the Claims Administrator shall be the Committee.

ARTICLE VII.
GENERAL AND MISCELLANEOUS PROVISIONS

1.
This Plan shall not in any way obligate the Company to continue the employment of a Participant with the Company, nor does this Plan limit the right of the Company at any time and for any reason to terminate the Participant’s employment. In no event shall this Plan constitute an employment contract of any nature whatsoever between the Company and a Participant. In no event shall this Plan by its terms or implications in any way limit the right of the Company to change an Eligible Employee’s compensation or other benefits.

2.
Any benefits accrued under this Plan shall not be treated as compensation for purposes of calculating the amount of a Participant’s benefits or contributions under any pension, retirement, or other plan maintained by the Company, except as provided in such other plan.

3.
Any written notice to the Company referred to herein shall be made by mailing or delivering such notice to the Company at 6801 Rockledge Drive, Bethesda, Maryland 20817, to the attention of Pension Plan Operations. Any written notice to a Participant shall be made by delivery to the Participant in person, through electronic transmission, or by mailing such notice to the Participant at his or her place of residence or business address.

4.
In the event it should become impossible for the Company or the Committee to perform any act required by this Plan, the Company or the Committee may perform such other act as it in good faith determines will most nearly carry out the intent and the purpose of this Plan.

5.
Each Eligible Employee shall be deemed conclusively to have accepted and consented to all the terms of this Plan and all actions or decisions made by the Company, the Board, or Committee with regard to the Plan.

6.
The provisions of this Plan shall be binding upon and inure to the benefit of the Company, its successors, and its assigns, and to the Participants and their heirs, executors, administrators, and legal representatives.

7.	A copy of this Plan shall be available for inspection by Participants or other persons entitled to benefits under the Plan at reasonable times at the offices of the Company.

8.
The validity of this Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland, except as to matters of Federal law. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9.
This Plan and its operation, including the payment of cash hereunder, is subject to compliance with all applicable Federal and state laws, rules and regulations and such other approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.

ARTICLE VIII.
EFFECTIVE DATE
This Plan, including any amendment and restatement of the prior plans, is generally effective December 31, 2017, or such other date as set forth herein for a particular provision.

LOCKHEED MARTIN CORPORATION

        By: /s/ Patricia L. Lewis
        Patricia L. Lewis
Senior Vice President, Human Resources

Date: 12/19/17

ANNEX I
THE SRP COMPONENT
The purposes of the SRP Component are: (a) to provide certain employees of the Company with those benefits that cannot be paid from the Company’s taxqualified plans because of the limitations on contributions and benefits contained in Code section 415; (b) to provide certain key management employees of the Company with those benefits that cannot be paid from the Company’s tax-qualified plans because of other limitations on contributions and benefits contained in the Code, such as the limitations contained in Code section 401(a)(17); and (c) to provide certain key management employees of the Company with other supplemental benefits.
ARTICLE I.
DEFINITIONS
Unless the context indicates otherwise or the term is defined below or in the Master Plan Document, all terms shall be defined in accordance with the Lockheed Martin Corporation Retirement Program.
ARTICLE II.
EXCESS BENEFIT PROVISIONS

1.
Eligibility. An Eligible Employee who is entitled to benefits under a Qualified Pension Plan, and whose retirement income benefits are limited by the provisions of the Qualified Pension Plan (as amended from time to time) relating to the limits under Code section 415 and/or Code section 401(a)(17) shall receive benefits pursuant to this Article II.

2.
Amount of Benefit. The benefit that each Participant shall be entitled to receive under the Plan is the amount reasonably determined by the Company to be the difference between the Participant’s actual benefit under the applicable Qualified Pension Plan and the benefits that would have been payable under that Plan if:

(a)	the Qualified Pension Plan had determined pensionable earnings on a “mix and match” basis, as defined below; and

(b)	the Participant’s benefit under the Qualified Pension Plan had not been limited by Code section 415 and/or Code section 401(a)(17).
If a Participant’s compensation under the Management Incentive Compensation Plan (“MICP”) is included in pensionable earnings under a Qualified Pension Plan, the Participant’s total pensionable earnings shall be determined on a “mix and match” basis. The Participant’s annual compensation earned under the MICP shall be calculated separately from other annual pensionable earnings. The average of the three (3) highest years of MICP compensation during the last 10 years shall be added to the average of the three (3) highest years of other pensionable earnings during the last 10 years to arrive at total final average pensionable earnings for the applicable period under the Qualified Pension Plan.
Benefits under this Article II are intended to supplement the Participant’s actual benefit under the applicable Qualified Pension Plan as necessary to provide the Participant with the full benefit the Participant would have received under the applicable Qualified Pension Plan on a “mix and match” basis and without regard to the limitations of Code section 415 and Code section 401(a)(17). To prevent duplication of benefits, the full benefit under the applicable Qualified Pension Plan (without regard of to the portion of the benefit attributable to employee contributions, if any) shall be calculated without reduction for Code section 415 and Code section 401(a)(17), then reduced by the benefit payable from the applicable Qualified Pension Plan, and then reduced further by the Grandfathered 2004 Benefit, then further reduced by the benefit payable from other nonqualified pension plans of the Company which corresponds to the benefit payable under the applicable Qualified Pension Plan (including any benefit payable under Appendix A of this Annex I and excluding any nonqualified plans designed to supplement qualified defined contribution plans) to the extent permitted under Code section 409A. The remaining benefit shall be paid from this Plan pursuant to this Article II. Participants have no right to duplicate benefits with respect to the same period of service, and the Committee may make such adjustments to the benefits under this Plan as the Committee deems necessary to prevent duplication of benefits.

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The benefit payable under this Article II shall be payable to the Participant or Beneficiary who is receiving or entitled to receive benefits with respect to the Participant under the Qualified Pension Plan.
If the benefits payable under the Qualified Pension Plan to any Participant are increased following the Participant’s retirement as a result of a general increase in the benefits payable to retired employees under that Plan, no such increase will be made under this Plan.
ARTICLE III.
SUPPLEMENTAL BENEFITS
In addition to the benefits described in Article II, the Plan also provides benefits to certain key management employees, as set forth in the Appendices hereto. Eligibility for, and the amount of, such benefits is set forth in the applicable Appendix. Payment options for such benefits are described in Article IV.
ARTICLE IV.
PAYMENT OF BENEFITS

1.
Form and Timing of Payment. Except as otherwise provided herein, a Participant may make an initial payment election between an annuity and a lump sum payment under the terms and conditions described in this Section 1. All elections under this Section 1 must be made in the form and manner prescribed by the Senior Vice President, Human Resources. No election made pursuant to this Section 1 may affect a payment due in the same calendar year in which the election is made or accelerate payment into the calendar year in which the election is made.

a.
Regular Form. Unless a Participant has elected a lump sum payment under Section 1.b. of this Article IV, benefits under this Plan shall be paid in the form of an annuity. Participants who first become eligible for participation in the Plan after December 16, 2005 shall receive their benefits in the form of an annuity. Benefits paid in a form described in this Section 1.a. shall commence as soon as administratively practicable (but no more than 90 days) following the later of (i) the month in which the Participant has a Termination of Employment, or (ii) the month in which the Participant attains age fifty-five (55). Notwithstanding the foregoing sentence, benefits paid in a form described in this Section 1.a. to a Participant who is reasonably determined by the Company to be a “specified employee” within the meaning of Code section 409A(2)(B)(i), shall not commence before the later of (i) six (6) months following the month in which the Participant has a Termination of Employment, or (ii) the month in which the Participant attains age fifty-five (55). No interest shall be paid between the date of Termination of Employment or attainment of age fifty-five (55), as applicable, and the payment date.

i.
Selection of Annuity Form. Prior to his Termination of Employment or attainment of age 55, as applicable, a Participant may elect to receive benefits in any actuarially equivalent annuity form that is available under the applicable Qualified Pension Plan on the date of the Participant’s election that has been designated by the Senior Vice President, Human Resources as available for election under this Plan. If the Participant has not validly elected an annuity form before his Termination of Employment or attainment of age 55, as applicable, under this Section 1.a. or a lump sum payment as provided in Section 1.b. of Article IV, (i) an unmarried Participant shall be deemed to have elected payment in the form of a monthly annuity for the life of the Participant with no further payments to anyone after his or her death, and (ii) a married Participant shall be deemed to have elected payment in the form of a reduced monthly annuity for the life of the Participant with, after the Participant’s death, a 50% survivor annuity for the life of the Participant’s spouse. Actuarial adjustments shall be based on the factors set forth in the Qualified Pension Plan.

b.
Lump Sum Option. This Section shall not apply to Participants who first become eligible for participation in the Plan after December 16, 2005. In lieu of the forms described in Section 1.a. of Article IV, a Participant may make a one-time initial election to receive a full lump sum payment in an amount which is the Actuarial Equivalent of a monthly annuity for the life of the Participant with no

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further payments to anyone after his or her death, provided the election is filed with the Company in writing no later than December 31, 2008 (or such other date determined by the Senior Vice President, Human Resources and communicated to Participants) and the Participant’s employment has not terminated employment prior to filing the election. For all Participants who elect a lump sum under this Section 1.b., the lump sum payment shall be made six (6) months following the later of (i) the month in which the Participant has a Termination of Employment, or (ii) the month in which the Participant attains age fifty-five (55). No interest shall be paid between the date of Termination of Employment or attainment of age fifty-five (55), as applicable, and the payment date. All elections under this Section 1.b. must be made in the form and manner prescribed by the Company. Such election shall be irrevocable except as provided in Section 1.e. of Article IV.

c.
Cash-out of Small Benefits. Notwithstanding the above, if the Value of the sum of the benefits payable to a Participant or Beneficiary under this Plan does not exceed $10,000, all such benefits will be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits. For purposes of this Section, Value shall be determined as of the Participant’s Termination of Employment or attainment of age fifty-five (55), as applicable, and shall mean the present value of a Participant’s or Beneficiary’s benefits, excluding the Grandfathered 2004 Benefit, based (i) for Terminations of Employment prior to January 1, 2008, upon the applicable mortality table and applicable interest rate in Code section 417(e)(3)(ii), or (ii) for terminations on or after January 1, 2008, upon the applicable mortality table and applicable interest rate under Code section 417(e)(3), as amended by the Pension Protection Act of 2006, for the calendar month preceding the Plan Year in which the termination of employment or attainment of age fifty-five (55) occurs. Notwithstanding the foregoing sentence, benefits paid under this Section 1.c. to a Participant who is reasonably determined by the Company to be a “specified employee” within the meaning of Code section 409A(2)(B)(i), shall not commence before six (6) months following the later of (i) the month in which the Participant has a Termination of Employment, or (ii) the month in which the Participant attains age fifty-five (55). No interest shall be paid between the date of Termination of Employment or attainment of age fifty-five (55), as applicable, and the payment date.

d.	Payment Upon Death or Disability.

i.	Death. No other death benefits are provided under this Plan other than as specified in this Section 1.d.i.

A.
Pre-Retirement Survivor Benefit. In the event the Participant dies prior to terminating employment or attaining age 55, a pre-retirement survivor benefit will be payable to the Participant’s surviving spouse (if any) (the “Pre-Retirement Survivor Benefit” and the “Surviving Spouse”) in the form elected by the Participant under the terms of the Plan. If the Participant’s benefit was payable in a lump sum, the lump sum shall be the Actuarial Equivalent of a monthly annuity payable for the life of the Surviving Spouse with no further payments to anyone after his or her death. The Pre-Retirement Survivor Benefit shall commence as soon as administratively practicable (but no later than 90 days) following the later of (i) the month in which the Participant dies, or (ii) the month in which the Participant would have attained age fifty-five (55). No Pre-Retirement Survivor Benefit is payable to anyone other than the Participant’s Surviving Spouse. Notwithstanding the foregoing, with respect to all Participants who elected a lump sum under Section 1.b., a lump sum Pre-Retirement Survivor Benefit shall be paid to the Participant’s Surviving Spouse six (6) months following the later of (i) the month in which the Participant dies, or (ii) the month in which the Participant would have attained age fifty-five (55).

B.
Death After Termination of Employment or Attainment of Age 55. If a Participant who is required to wait six (6) months for a lump sum payment (in accordance with Section 1 of Article IV) dies after the Participant’s Termination of Employment or attainment of age fifty-five (55), as applicable, but before payment is made, the lump

3

sum payment shall be made to the Participant’s Beneficiary as soon as administratively practicable (but no later than 90 days) following the death of the Participant.

ii.
Disability. Notwithstanding the provisions of this Article IV, the benefit of a Disabled Participant who is eligible for a disability pension from the Lockheed Martin Retirement Income Plan, , or the Lockheed Martin Corporation Retirement Income Plan III shall be paid in the form elected by the Participant under the terms of the Plan as soon as administratively practicable (but no later than 90 days) following the date the Participant is reasonably determined by the Company to be Disabled. For the purposes of this Section 1.d.ii., the terms “Disabled” or “Disability” shall have the meaning set forth in the Lockheed Martin Retirement Income Plan, or the Lockheed Martin Corporation Retirement Income Plan III, as applicable, to the extent consistent with the requirements of Code section 409A(a)(2)(C).

e.
Prospective Change of Payment Elections. Participants may elect to change the form of payment of benefits or further delay the commencement of benefits as provided in this Section 1.e. All elections under this Section 1.e. must be made in the form and manner prescribed by the Company. This Section 1.e. does not apply to Surviving Spouses or Beneficiaries. Subject to the requirements of Code section 409A, other changes in the form of benefit, including changes between actuarially equivalent forms of benefit, if any, may be made only as determined by the Senior Vice President, Human Resources, of the Company in accordance with Code section 409A.

i.
Form of Payment. A Participant who has validly elected (or deemed to have elected) payment as an annuity (as described in Section 1.a. of Article IV) or has validly elected a lump sum payment (in accordance with Section 1.b. of Article IV) may later elect to receive payment in any form (annuity or lump sum) designated by the Senior Vice President, Human Resources, of the Company, provided that such election is made in the form and manner determined by the Senior Vice President, Human Resources not less than twelve (12) months before the date the payment would have first commenced under the Participant’s prior election. In addition, the first payment under the new election must commence no earlier than sixty (60) months from the date when the payment would have first commenced under the Participant’s prior election. Such change in election shall not be given effect until twelve (12) months from the date that the change in election is delivered to the Company.

ii.
Timing of Payment. Regardless of the form of payment, a Participant may elect to delay payment of his benefit provided such election is made in writing in the form and manner determined by the Senior Vice President, Human Resources, not less than twelve (12) months before the date the payment would have first commenced under the Participant’s prior election. In addition, the first payment under the new election must commence no earlier than sixty (60) months from when the payment would have first commenced under the Participant’s prior election. No interest shall be paid between the date of termination of employment or attainment of age fifty-five (55), as applicable, and the payment date. Such change in election shall not be given effect until twelve (12) months from the date that the change in election is delivered to the Company.

This Section 1.e. does not apply to Surviving Spouses or Beneficiaries.

f.
Notwithstanding the above, for periods prior to January 1, 2009 (or such later date as may be provided by the Internal Revenue Service in guidance of general applicability), the Senior Vice President, Human Resources may provide alternative rules for elections with respect to the commencement of payment and form of payment, provided that such rules conform to Code section 409A and Internal Revenue Service guidance issued thereunder.

g.
If a Participant participates in more than one supplemental pension plan sponsored by the Corporation, the Participant must make a single election that shall apply to his or her benefits under all such plans

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with respect to the form of annuity (under Section 1.a. of this Article IV) and with respect to prospective changes of payment (under Section 1.e. of this Article IV).

2.
Deductibility of Payments. Subject to the provisions of Section Code section 409A, in the event that the Company reasonably anticipates that the payment of benefits in accordance with the Participant’s election under Section 1 would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid under Code section 162(m), the Committee shall have the right to delay the timing of distributions from the Participant’s Account as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a delayed distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as the Company reasonably anticipates, or should reasonably anticipate, that if the payment is made during such year, the deduction will not be barred by Code section 162(m) or upon a Termination of Employment in accordance with Treasury Regulation section 1.409A-2(b)(7)(i), consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s Account Balance or to pay aggregate benefits less than the Participant’s Account Balance in the event that all or a portion thereof would not be deductible by the Company. All scheduled payments under this Plan and any other plan required to be aggregated with this Plan must be delayed in order for such payment to be delayed pursuant to this Section 2.

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APPENDIX A TO ANNEX I
ADDITIONAL BENEFITS PREVIOUSLY PROVIDED UNDER THE LOCKHEED MARTIN CORPORATION SUPPLEMENTAL EXCESS RETIREMENT PLAN

1.
Introduction. The benefits described in this Appendix previously were provided as part of the Lockheed Martin Corporation Supplemental Excess Retirement Plan. That Plan was formerly known as the Martin Marietta Corporation Supplemental Excess Retirement Plan, and included provisions previously contained in the Lockheed Martin Supplemental Retirement Income Plan.

2.
Purpose. This Appendix provides a supplemental benefit to salaried employees who were considered highly compensated employees as of December 31, 1990 and who were also participants in the Martin Marietta Corporation Retirement Income Plan as of September 30, 1975, whose benefits are limited by Code section 401(a)(4).

3.
Eligibility. This Appendix provides benefits to salaried employees who were considered highly compensated employees as of December 31, 1990 (as determined under the Martin Marietta Corporation Retirement Income Plan as in effect on that date) and who were also covered employees in the Martin Marietta Corporation Retirement Income Plan as of September 30, 1975 or were participants for 12 consecutive months prior to September 30, 1975 who receive a pension benefit calculated under the Pre-ERISA formula in the Martin Marietta Corporation Retirement Income Plan.

4.
Amount of Benefit. Participants shall receive a retirement benefit from this Plan that is reasonably determined by the Company to equal to the excess, if any, of (1) the pension benefit calculated based on the formula described in Article V(1)(b) or Article IX(2)(b) of the January 1, 1995 Martin Marietta Corporation Retirement Income Plan without regard to the limitation described in Article V(1)(c), Article IX(2)(c) or Code section 415 or Code section 401(a)(17), reduced by the greater of the pension benefits described in Article V(l)(b) or Article IX(2)(b) of the January 1, 1995 Retirement Income Plan. To prevent duplication of benefits, the benefit payable under this Appendix shall be coordinated with any benefit payable under Article II of Annex I, as set forth therein.

5.	In no event shall the computation of benefits under this Appendix take into account any service performed by a Participant after separation from employment with the Company or its subsidiaries.

1

APPENDIX B TO ANNEX I
GRANDFATHERED BENEFITS UNDER THE SRP COMPONENT
This Appendix B shall govern the portion of a Participant’s benefit that accrued and vested under the Plan on or before December 31, 2004. This Appendix B shall not apply to the portion of a Participant’s benefit that accrued and vested under the Plan on or after January 1, 2005.
ARTICLE I.
EXCESS BENEFIT PROVISIONS

1.
Eligibility. An Eligible Employee who is entitled to benefits under a Qualified Pension Plan, and whose retirement income benefits are limited by the provisions of the Qualified Pension Plan (as amended from time to time) relating to the limits under Code section 415 and/or Code section 401(a)(17) shall receive benefits pursuant to this Article I.

2.
Amount of Benefit. The benefit that each Participant shall be entitled to receive is the difference between the Participant’s actual benefit under the applicable Qualified Pension Plan and the benefits that would have been payable under that Plan if:

a.	the Qualified Pension Plan had determined pensionable earnings on a “mix and match” basis, as defined below; and

b.	the Participant’s benefit under the Qualified Pension Plan had not been limited by Code section 415 and/or Code section 401(a)(17).
If a Participant’s compensation under the Management Incentive Compensation Plan “MICP”) is included in pensionable earnings under a Qualified Pension Plan, the Participant’s total pensionable earnings shall be determined on a “mix and match” basis. The Participant’s annual compensation earned under the MICP shall be calculated separately from other annual pensionable earnings. The average of the three (3) highest years of MICP compensation during the last 10 years shall be added to the average of the three (3) highest years of other pensionable earnings during the last 10 years to arrive at total final average pensionable earnings for the applicable period under the Qualified Pension Plan.
Benefits under this Article I are intended to supplement the Participant’s actual benefit under the applicable Qualified Pension Plan as necessary to provide the Participant with the full benefit the Participant would have received under the applicable Qualified Pension Plan on a “mix and match” basis and without regard to the limitations of Code section 415 and Code section 401(a)(17). To prevent duplication of benefits, the full benefit under the applicable Qualified Pension Plan shall be calculated without reduction for Code section 415 and Code section 401(a)(17), then reduced by the benefit payable from the applicable Qualified Pension Plan, and then reduced further by the benefit payable from other nonqualified pension plans of the Company which corresponds to the benefit payable under the applicable Qualified Pension Plan (including any benefit payable under Exhibit 2 of this Plan and excluding any nonqualified plans designed to supplement qualified defined contribution plans). The remaining benefit shall be paid from this Plan pursuant to this Article I. Participants have no right to duplicate benefits with respect to the same period of service, and the Committee may make such adjustments to the benefits under this Plan as the Committee deems necessary to prevent duplication of benefits.
The benefit payable under this Article I shall be payable to the Participant or Beneficiary or any other person who is receiving or entitled to receive benefits with respect to the Participant under the Qualified Pension Plan.
If the benefits payable under the Qualified Pension Plan to any Participant are increased following the Participant’ s retirement as a result of a general increase in the benefits payable to retired employees under that Plan, no such increase will be made under this Plan unless the Committee expressly so provides in writing.
ARTICLE II.
SUPPLEMENTAL BENEFITS

1

In addition to the benefits described in Article I, the Plan also provides benefits to certain key management employees, as set forth in the Exhibits. Eligibility for, and the amount of, such benefits is set forth in the applicable Exhibit. Payment options for such benefits are described in Article III.
ARTICLE III.
PAYMENT OF BENEFITS

1.
Form of Payment. Benefits shall be paid in the same form at the same times and for the same period as benefits are paid with respect to the Participant under the applicable Qualified Pension Plan, except as provided in the following paragraphs. Actuarial adjustments shall be based on the factors set forth in the Qualified Pension Plan, except as provided in the following paragraphs. If the benefits payable under this Plan correspond to Qualified Pension Plan benefits with multiple commencement dates, each portion of the benefits payable under this Plan shall be paid at the same time as the corresponding portion of the benefits is paid from the Qualified Pension Plan. If an Employee’s benefits under the Qualified Pension Plan are suspended for any month in accordance with the re-employment provisions thereof, the Participant’s benefit for that month shall likewise be suspended under this Plan.

Lump Sum Option. A Participant may irrevocably elect to receive a full or partial single lump sum payment in an amount which is the Actuarial Equivalent of the benefit described above, and with no interest for the period between the date of termination of employment and the payment date. This election must be made within the time period for electing the form of benefit under the corresponding Qualified Pension Plan, by filing a written election in the form and manner prescribed by the Company. Payment will be made six (6) months following the date payments would otherwise begin pursuant to the above paragraph.
Pre-Retirement Survivor Benefit. In the event the Participant dies prior to the date his or her retirement has commenced under this Plan and the corresponding Qualified Pension Plan, the pre-retirement survivor benefit payable to the surviving spouse (if any) under this Plan (the “Pre-Retirement Survivor Benefit” and the “Surviving Spouse”) will be payable, at the election of the Surviving Spouse, in any of the following forms:

(a)	in the form of a monthly annuity payable to the Surviving Spouse for his lifetime, with no further payments to anyone after his death (which will be referred to as the “Regular Form”);

(b)
in the form of a lump sum payment which is the Actuarial Equivalent of the Regular Form (the “100% Lump Sum”), but with Actuarial Equivalent determined as of the Election Date, and with no interest for the period between the Election Date (or, if later, the date the Participant would have attained age 55 had he survived) and the payment date; or

(c)
in the form of a combined lump sum and life annuity benefit of (x) and (y), where (x) equals a lump sum amount selected by the Surviving Spouse which is less than the 100% Lump Sum and (y) is a monthly single life annuity for the life of Surviving Spouse (with no further payments to anyone after his death) in an amount that can be provided with the difference between (x) and the 100% Lump Sum.

Any election to receive the benefit in the form of a lump sum as set forth in (b) above or a combined lump sum and annuity as set forth in (c) above must be made by the Surviving Spouse no later than 90 days after the date of the Participant’s death or, if later, the date the Participant would have attained age 55 had he survived (with the date such election is made by the Surviving Spouse referred to as the “Election Date”). In the event the Surviving Spouse makes an election for a lump sum or partial lump sum payment within this period, payment will not be made to the Surviving Spouse until six months after the Election Date (or, if later, six months after the date the benefit would otherwise be payable under this Plan).
Cash-out of Small Benefits. Notwithstanding the above, if the Value of the sum of the benefits payable to a Participant or Beneficiary under this Plan does not exceed the amount that may be distributed

2

without consent under Section 411(a)(11) of the Code, all such benefits will be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits. For purposes of this Section, Value shall be determined as of the Participant’s termination of employment, and shall mean the present value of a Participant’s or Beneficiary’s benefits based upon the applicable mortality table and applicable interest rate in Code section 417(e)(3)(ii) for the calendar month preceding the Plan Year in which the termination of employment occurs.

2.
Deductibility of Payments. In the event that the payment of benefits under Section 1 would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid, the Committee shall have the right to modify the form and timing of distributions as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a modified distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as most closely approximate the payment method described in Section 1, consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s accrued benefit under this Plan or to pay aggregate benefits less than the Participant’s accrued benefit in the event that all or a portion thereof would not be deductible by the Company.

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EXHIBIT 1 TO APPENDIX B TO ANNEX I
ADDITIONAL BENEFITS UNDER LOCKHEED MARTIN CORPORATION TERMINATION BENEFITS AGREEMENTS

1.
Introduction. The benefits described in this Exhibit previously were provided as part of the Supplemental Retirement Benefit Plan of Lockheed Martin Corporation. That Plan was formerly known as the Supplemental Benefit Plan of Lockheed Corporation.

2.	Purpose. This Exhibit provides a supplemental benefit to those employees who entered into certain Termination Benefits Agreements with Lockheed Corporation (now Lockheed Martin Corporation).

3.
Eligibility. An Eligible Employee who entered into a Termination Benefits Agreement with Lockheed Corporation (now Lockheed Martin Corporation) prior to August 29, 1994, shall receive benefits pursuant to this Exhibit.

4.
Amount of Benefit. The benefit that each Eligible Employee shall be entitled to receive is any additional benefit to which the Eligible Employee becomes entitled with respect to the Lockheed Martin Corporation Retirement Plan for Certain Salaried Employees pursuant to Section 6(a) of his or her Termination Benefits Agreement on account of the merger of Lockheed Corporation contemplated by the Agreement and Plan of Reorganization, dated as of August 29, 1994, by and among Lockheed Martin Corporation, Martin Marietta Corporation, and Lockheed Corporation.

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EXHIBIT 2 TO APPENDIX B TO ANNEX I
ADDITIONAL BENEFITS PREVIOUSLY PROVIDED UNDER THE LOCKHEED MARTIN CORPORATION SUPPLEMENTAL EXCESS RETIREMENT PLAN

1.
Introduction. The benefits described in this Exhibit previously were provided as part of the Lockheed Martin Corporation Supplemental Excess Retirement Plan. That Plan was formerly known as the Martin Marietta Corporation Supplemental Excess Retirement Plan, and included provisions previously contained in the Lockheed Martin Supplemental Retirement Income Plan.

2.
Purpose. This Exhibit provides a supplemental benefit to salaried employees who were considered highly compensated employees as of December 31, 1990 and who were also participants in the Martin Marietta Corporation Retirement Income Plan as of September 30, 1975, whose benefits are limited by Code section 401(a)(4).

3.
Eligibility. This Exhibit provides benefits to salaried employees who were considered highly compensated employees as of December 31, 1990 (as determined under the Martin Marietta Corporation Retirement Income Plan as in effect on that date) and who were also covered employees in the Martin Marietta Corporation Retirement Income Plan as of September 30, 1975 or were participants for 12 consecutive months prior to September 30, 1975 who receive a pension benefit calculated under the Pre-ERISA formula in the Martin Marietta Corporation Retirement Income Plan.

4.
Amount of Benefit. Participants shall receive a retirement benefit from this Plan equal to the excess, if any, of (1) the pension benefit calculated based on the formula described in Article V(l)(b) or Article IX(2)(b) of the January 1, 1995 Martin Marietta Corporation Retirement Income Plan without regard to the limitation described in Article V(1)(c), Article IX(2)(c) or Code section 415 or Code section 401(a)(17), reduced by the greater of the pension benefits described in Article V(l)(b) or Article IX(2)(b) of the January 1, 1995 Retirement Income Plan. To prevent duplication of benefits, the benefit payable under this Exhibit shall be coordinated with any benefit payable under Article II of Appendix B to Annex I, as set forth therein.

In no event shall the computation of benefits under this Exhibit take into account any service performed by a Participant after separation from employment with the Company or its subsidiaries.

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ANNEX II
THE GE TRANSFER COMPONENT
The purposes of the GE Transfer Component are to provide Transferred Employees with a supplemental pension benefit that, in combination with the Martin Marietta Corporation Retirement Income Plan II (now part of the Lockheed Martin Corporation Salaried Employee Retirement Program) and anticipated social security benefits, delivers a total retirement income equal to a maximum of 60 percent of the employee’s average compensation over the final three years.
ARTICLE I.
DEFINITIONS
Unless the context indicates otherwise, the following words and phrases when used in this Plan shall have the meanings hereinafter indicated or in the Master Plan Document. All terms used in this Plan which are defined in the Qualified Pension Plan have the same meanings, unless otherwise expressly provided in this Plan.
ARTICLE II.
SUPPLEMENTARY PENSION BENEFIT
1.Eligibility. Each Employee who was classified as an Executive Career Band (“EB”) employee on or prior to December 31, 1993, who has five or more years of Vesting Service and who is a participant in the Qualified Pension Plan shall be eligible to receive benefits under this Article II. However, except as provided in Section 2.D., an Employee who retires under the Qualified Pension Plan before the first day of the month following attainment of age 55 or an Employee who leaves the Service of the Company before attainment of age 55, shall not be eligible for a benefit under this Article II.

An Employee who meets the other requirements specified in this Section shall be eligible for benefits under this Article II so long as his assigned position level or position of equivalent responsibility throughout any consecutive three years of the 15-year period ending on the last day of the month preceding his termination of service is at least at the level of a director (or other position equivalent to General Electric Company’s EB) even though he is not employed at that level on the date his Service terminates.
2.Amount of Benefit.
A.    Definitions. For purposes of this Section 2, the following terms have the following meanings:
Annual Estimated Social Security Benefit. The annual equivalent of the maximum possible Primary Insurance Amount payable, after reduction for early retirement, as an old-age benefit to an employee who retired at age 62 on January 1 of the calendar year in which occurred the Employee’s actual date of retirement or death, or December 31, 2015, whichever is earlier. The Company shall determine the Annual Estimated Social Security Benefit in accordance with the Social Security Act in effect at the end of the calendar year preceding such January 1.
If an Employee has less than 35 years of Credited Service, the Annual Estimated Social Security Benefit determined under the above paragraph is multiplied by a factor, the numerator of which is the number of years of the Employees’ Credited Service to his or her date of retirement or death, or December 31, 2019, whichever is earlier, and the denominator of which is 35.
The Annual Estimated Social Security Benefit shall be adjusted to include any social security, severance, or similar benefit provided under foreign law or regulations as the Committee may prescribe by rules and regulations.
Annual Pension Payable under the Qualified Pension Plan. The sum of:
(1) (i) the annual normal, early or late retirement benefit under Article V of the Qualified Pension Plan, including the Personal Pension Account (excluding the regular supplement under Article V(4) of the

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Qualified Pension Plan), or (ii) the normal, optional or disability retirement benefit under the RIP II Annex of the Qualified Pension Plan, less
(2)    to the extent the Committee so determines, the benefit payable under any other pension plan contract, or policy of the Plan Sponsor (whether qualified or nonqualified), or government program attributable to periods of service for which Credited Service is granted by the Committee for the determination of the benefit under this Plan or is credited by the Qualified Pension. All such amounts shall be determined before applying any reduction factors for Early, Optional or Disability Retirement, for election of any optional form of Pension at retirement, a qualified domestic relations order(s), if any, or in connection with any other adjustment or supplement made pursuant to the Qualified Pension Plan or any other pension plan.
For purposes of this paragraph, the Employee’s Pension shall include the Personal Pension Account Annuity payable to the Employee or the Employee’s spouse on the date of the Employee’s retirement or death, regardless of whether such annuity commenced on such date.
Annual Retirement Income. For Employees who retire or die in active Service on or after April 5, 1993, the amount determined by multiplying 1.75% of Average Annual Compensation by the number of years of Credited Service completed at the date of retirement or death, or December 31, 2019, whichever is earlier.
Average Annual Compensation. One-third of the Employee’s Compensation for the highest consecutive three years during the last 10 years immediately preceding his date of retirement or death, whichever is earlier. In computing Average Annual Compensation, normal straight-time earnings shall be substituted for actual Compensation for any month in which such normal straight-time earnings are greater. Notwithstanding the foregoing, Average Annual Compensation will be frozen effective as of January 1, 2016. Accordingly, for purposes of determining Average Annual Compensation, the term “years” above shall not include any period after December 31, 2015, and Average Annual Compensation shall not include amounts earned for or relating to any period after December 31, 2015.
Compensation. Salary (including any deferred salary approved by the Committee as compensation for purposes of this Plan) plus:
(1)    For persons then eligible for Incentive Compensation, the total amount of any Management Incentive Compensation Plan earnings, unless such Incentive Compensation is excluded by the Board or a committee thereof;
(2)    For persons who would then have been eligible for Incentive Compensation if they had not been participants in a Sales Commission Plan or other variable compensation plan, the total amount of sales commissions (or other variable compensation earned unless such compensation is excluded by the Board or a committee thereof);
(3)    For all other persons, the sales commissions and other variable compensation earned to the extent such earnings were then included under the Qualified Pension Plan, plus any amounts (other than salary and those mentioned in clauses (1) through (3) above) which were then included as compensation under the Qualified Pension Plan except any amounts which the Committee may exclude from the computation of “Compensation” and subject to the powers of the Committee with respect to payment of benefits.
The Committee shall specify the basis for determining an Employee’s Compensation for any portion of the three years used to compute the Employee’s Average Annual Compensation during which the Employee was not employed by an employer participating in this Plan. Notwithstanding the foregoing, Compensation will be frozen effective as of January 1, 2016. Accordingly, Compensation shall not include amounts earned for or relating to any period after December 31, 2015.
Credited Service. Credited Service has the same meaning as in the Qualified Pension Plan. For periods before January 1, 1976, Credited Service as a full-time Employee also includes all Service credited under the Qualified Pension Plan for any period during which the employee was a full-time Employee for purposes of the Qualified Pension Plan. Credited Service also includes:

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(1)    Any period of Service with the Company or an Affiliate as the Committee may otherwise provide by rules and regulations issued with respect to this Plan; and
(2)    Any period of service with another employer as the Board may approve, if any conditions specified in such approval have been met.
Notwithstanding the foregoing, a Participant’s Credited Service shall be frozen effective January 1, 2020, and no Participant shall accrue further Credited Service under this Plan with respect to any period after December 31, 2019.
B.    Normal Retirement Benefit. Subject to the limitations in Section G and the requirements of Code section 409A, the benefit payable to an eligible Employee who has a Termination of Employment on or after his or her normal retirement date under the Plan, shall be the excess, if any, of the employee’s Annual Retirement Income, over the sum of:
(1)    The Employee’s Annual Pension Payable under the Qualified Pension Plan (including the Personal Pension Account Annuity and excluding any supplements payable under the Qualified Pension Plan) (calculated as a five-year certain annuity),
(2)    1/2 of the Employee’s Annual Estimated Social Security Benefit,
(3)    the benefit payable from the Lockheed Martin Corporation Supplemental Retirement Plan.
C.    Early, Optional or Disability Retirement. Subject to the limitations in Section G and Section 1 of Article VI of the Master Plan Document, the benefit payable to an eligible Employee who, after reaching age 60, retires on an optional retirement date under the Qualified Pension Plan shall be computed in the manner provided by Section B (for an employee retiring on his or her normal retirement date) but taking into account only Credited Service and Average Annual Compensation to the actual date of optional retirement. The annual benefit payable to an eligible Employee who, after reaching age 55 (but before reaching age 60), retires under the early retirement provisions of the Qualified Pension Plan shall equal the amount in section B but taking into account only Credited Service and Average Annual Compensation to the Employee’s actual Termination of Employment and reduced for early retirement using the early retirement reduction factor under Article V(2) of the Qualified Pension Plan.
Subject to the requirements of Code section 409A, the annual benefit payable to an eligible Employee who has satisfied the eligibility requirements to receive a Disability Pension under the RIP II Annex of the Qualified Pension Plan (to the extent consistent with the requirements of Code section 409A(a)(2(C)) shall be computed in the manner provided by Section B (for an Employee retiring on his normal retirement date) taking into account only Credited Service and Average Annual Compensation to the actual date of disability retirement and not reduced for the Disability Supplement in the RIP II Annex of the Qualified Pension Plan. In the case of an eligible Employee whose date of retirement precedes the first day of the month after reaching age 60, the Plan benefit shall then be reduced by 12%.
If the Disability Pension payable to the Employee under the Qualified Pension Plan is discontinued as a result of the Employee’s disability ceasing before the Employee reaches age 60, the benefit provided under this Section C shall also be discontinued to the extent permitted under Code section 409A.
D.    Special Benefit Protection for Certain Employees. Subject to the provisions of Code section 409A, a former Employee whose Service with the Company is terminated on or after December 31, 1994, and after completing 25 or more years of Vesting Service, who does not withdraw his required or voluntary contributions from the Qualified Pension Plan before retirement, shall be eligible for a benefit under this Plan commencing upon the later of Termination of Employment with the Company and the attainment of age 60 if:
(1)    the Employee’s Service is terminated for transfer to a successor employer and
(2)    the Employee does not retire under the Qualified Pension Plan until the later of (1) termination of service with the successor employer and (2) the first of the month after reaching age 60.

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In determining the benefit under this Plan, the Average Annual Compensation shall be based on the last 120 completed months with the successor employer before the Employee’s Service termination date and the Annual Estimated Social Security Benefit shall be determined as though the Employee’s retirement date was the date of termination. For the purposes of this paragraph, the term “120 completed months” shall not include any period after December 31, 2015.
E.    Survivor Benefits. Subject to the requirements of Code section 409A, if a survivor benefit applies with respect to the past and future service annuity portion of an Employee’s Annual Pension payable under the Qualified Pension Plan, such survivor benefit shall automatically apply to any benefit which he or she may be eligible under this Plan. The Employee’s benefit shall be adjusted and paid in the same manner as such pension payable under the Qualified Pension Plan is adjusted and paid on account of such survivor benefit. Payments to the survivor shall commence as soon as administratively practicable (but not later than 90 days) following the later of: (1) the Employee’s 55th birthday, or (2) the Employee’s date of death.
F.    Payments Upon Death. Subject to the requirements of Code section 409A, if an eligible Employee dies in active Service, or following Termination of Employment with a benefit from this Plan, and a death benefit (other than a return of Employee contributions with interest including an Employee’s Personal and Voluntary Pension Account) is payable to the beneficiary or Surviving Spouse of such Employee under the Qualified Pension Plan, a death benefit shall also be payable to the beneficiary or Surviving Spouse under this Plan as follows:
(1)    Any such death benefit payable to a surviving spouse under this Plan shall equal 50% of the Employee’s Annual Retirement Income under this Plan reduced by (1) 100% of the Employee’s preretirement surviving spouse benefit payable or other lump sum benefit under the Qualified Pension Plan, (2) 25% of the Employee’s Annual Estimated Social Security Benefit, (3) the Employee’s Personal Pension Account benefit, and (4) the benefit payable under the Lockheed Martin Corporation Supplemental Retirement Plan. Payments to the surviving spouse shall commence as soon as administratively practicable (but no later than 90 days) after the later of: (1) the Employee’s 55th birthday, or (2) the Employee’s date of death, subject to the requirements of Code section 409A if the beneficiary or Surviving Spouse is entitled to benefits under more than one supplemental pension plan.
(2)    Any such death benefit payable to a surviving spouse under this Plan shall take into account only Credited Service and Average Annual Compensation to the earlier of the Employee’s death or termination of employment and will be reduced for early retirement using the early retirement reduction factors under Article V(2) of the Qualified Pension Plan.
(3)    Subject to the requirements of Code section 409A, any such benefit payable to a surviving spouse shall be paid as soon as administratively practicable (but no later than 90 days) after the later of: (1) the Employee’s 55th birthday, or (2) the Employee’s date of death and will be paid in accordance with the payment provisions of the RIP Annex of the Qualified Pension Plan. If benefits from the Qualified Pension Plan are paid under the payment provisions of the RIP Annex of the Qualified Pension Plan, then benefits from this Plan will be paid in the same payment form.
G.    Limitations on Benefits.
(a)    Notwithstanding any provision of this Plan to the contrary, if the sum of:
(1)The annual benefit (calculated before applying any reductions for early retirement or additions for any supplements payable under the Qualified Pension Plan, and prior to any calculation for disability retirement reductions) otherwise payable to an Employee under this Plan;
(2)The Employee’s Annual Pension Payable under the Qualified Pension Plan (including the Personal Pension Account Annuity) (calculated as a five-year certain annuity);
(3)100% of the Annual Estimated Social Security Benefit before any adjustment for less than 35 years of Pension Benefit Service;

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(4)the Employee’s annual benefit under the Lockheed Martin Corporation Supplemental Retirement Plan; and
to the extent the Committee so determines, the benefit payable under any other pension plan contract, or policy of the Plan Sponsor (whether qualified or non-qualified), or government program attributable to periods of service for which Credited Service is granted by the Committee for the determination of the benefit under this Plan or is credited by the Qualified Pension exceeds 60% of his or her Annual Average Compensation, the benefit payable under this Plan shall be reduced by the amount of the excess, to the extent permitted by Code section 409A.
(b)    Notwithstanding any provision in this Plan to the contrary, the amount of the benefit payable and any death benefit payable to or on behalf of any Employee who is or was an Officer of the Company on the date of his Termination of Employment or death, whichever is earlier, shall be determined according to such general rules and regulations as a Committee appointed by the Board of Directors may adopt, subject to the limitation that any such benefit or death benefit may not exceed the amount which would be payable under this Plan in the absence of such rules and regulations.
H.    Adjustments Following Retirement. If the Pension payable under the Qualified Pension Plan to any Employee is increased following the Employee’s retirement as a result of a general increase in the Pensions payable to retired employees under that plan, no such increase will be made under this Plan.
I.    Non-duplication of Benefits. Benefits under this Article II are intended to supplement the Participant’s actual benefit under the Qualified Pension Plan as necessary to provide the Participant with the full benefit the Participant would have received under the Qualified Pension Plan with the special adjustments described above. To prevent duplication of benefits, the full benefit under the Qualified Pension Plan and the enhanced benefit described above shall be calculated without reduction for Code section 415 and Code section 401(a)(17), then reduced by the benefit payable from the Qualified Pension Plan and further reduced by the benefit payable from the Lockheed Martin Corporation Supplemental Retirement Plan, then reduced by the Grandfathered 2004 Benefit, to the extent permitted by Code section 409A. Participants have no right to duplicate benefits with respect to the same period of service, and the Committee may make such adjustments to the benefits under this Plan as the Committee deems necessary to prevent duplication of benefits.
ARTICLE III.
PAYMENT OF BENEFITS
1.Form of Payment. All elections under this Section 1 must be made in the form and manner prescribed by the Senior Vice President, Human Resources. No election made pursuant to this Section 1 may affect a payment due in the same calendar year in which the election is made or accelerate payment into the calendar year in which the election is made. No lump sum distributions are available under this Plan. Benefits under this Plan shall be paid in the form of an annuity commencing as soon as administratively practicable (but no more than 90 days) following the later of (i) the month in which the Participant has a Termination of Employment, or (ii) the month in which the Participant attains age fifty-five (55). Notwithstanding the foregoing sentence, benefits paid to a Participant who is reasonably determined by the Company to be a “specified employee” within the meaning of Code section 409A(2)(B)(i), shall not commence before the later of (i) six (6) months following the month in which the Participant has Termination of Employment, or (ii) the month in which the Participant attains age fifty-five (55). No interest shall be paid between the date of Termination of Employment or attainment of age fifty-five (55), as applicable, and the payment date.
Selection of Annuity Form. To the extent permitted under Code section 409A, prior to his Termination of Employment or attainment of age 55, as applicable, a Participant may elect to receive benefits in any actuarially equivalent annuity form that is available under the applicable Qualified Pension Plan on the date of the Participant’s election that has been designated by the Senior Vice President, Human Resources as available for election under this Plan. If the Participant has not validly elected an annuity form before his Termination of Employment or attainment of age 55, as applicable, (i) an unmarried Participant shall be deemed to have elected payment in the form of a monthly annuity for the life of the Participant with no further payments to anyone after his or her death, and (ii) a married Participant shall be deemed to have elected payment in the form of a reduced monthly annuity for the life of

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the Participant with, after the Participant’s death, a 50% survivor annuity for the life of the Participant’s spouse. Actuarial adjustments shall be based on the factors set forth in the Qualified Pension Plan.
Cash-out of Small Benefits. Notwithstanding the above, if the Value of the sum of the benefits payable to a Participant or Beneficiary under this Plan does not exceed $10,000, all such benefits will be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits. For purposes of this Section, Value shall be determined as of the Participant’s Termination of Employment or attainment of age fifty-five (55), as applicable, and shall mean the present value of a Participant’s or Beneficiary’s benefits, excluding the Grandfathered 2004 Benefit, based (i) for Terminations prior to January 1, 2008, upon the applicable mortality table and applicable interest rate in Code section 417(e)(3)(ii), or (ii) for terminations on or after January 1, 2008, upon the applicable mortality table and applicable interest rate under Code section 417(e)(3), as amended by the Pension Protection Act of 2006, for the calendar month preceding the Plan Year in which the Termination of Employment or attainment of age fifty-five (55) occurs. Notwithstanding the foregoing sentence, benefits paid under this Section 1 to a Participant who is reasonably determined by the Company to be a “specified employee” within the meaning of Code section 409A(a)(2)(B)(i), shall not commence before the later of (i) six (6) months following the month in which the Participant Terminates Employment, or (ii) the month in which the Participant attains age fifty-five (55). No interest shall be paid between the date of Termination of Employment or attainment of age fifty-five (55), as applicable, and the payment date.
Prospective Elections. Participants may elect to further delay the commencement of benefits as provided in this paragraph. This paragraph does not apply to Surviving Spouses or Beneficiaries. A new election under this section shall be made by executing and delivering to the Company an election in such form as prescribed by the Company. To constitute a valid election by a Participant making a prospective change to a previous election, (i) the prospective election must be executed and delivered to the Company at least twelve (12) months before the date the first payment would be due under the Participant’s previous election, and (ii) the first payment must be delayed by at least sixty (60) months from the date the first payment would be due under the Participant’s previous election, and (iii) such change in election shall not be given effect until twelve (12) months from the date that the change in election is delivered to the Company. In the event an election fails to satisfy the provisions set forth in this paragraph, such election shall be void and, if such an election is void, payment shall be made in accordance with the most recent election which was valid. Other changes in the form of benefit may be made only as determined by the Senior Vice President, Human Resources, of the Company in accordance with Code section 409A.
If a Participant participates in more than one supplemental pension plan sponsored by the Company, the Participant must make a single election with respect to the form of annuity that shall apply to his or her benefits under all such plans and with respect to prospective changes of payment under this Section 1 of Article III.
Notwithstanding the above, for periods prior to January 1, 2009, (or such later date as may be provided by the Internal Revenue Service in guidance of general applicability), the Senior Vice President, Human Resources may provide alternative rules for elections with respect to the commencement of payment and form of payment, provided that such rules conform to Code section 409A and Internal Revenue Service guidance issued thereunder.
2.Deductibility of Payments. Subject to the provisions of Section Code section 409A, in the event that the Company reasonably anticipates that the payment of benefits in accordance with the Participant’s election under Section 1 would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid under Code section 162(m), the Committee shall have the right to delay the timing of distributions from the Participant’s Account as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a delayed distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as the Company reasonably anticipates, or should reasonably anticipate, that if the payment is made during such year, the deduction will not be barred by Code section 162(m) or upon a Termination of Employment in accordance with Treasury Regulation section 1.409A-2(b)(7)(i), consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s Account Balance or to pay aggregate benefits less than the Participant’s Account Balance in the event that all or a portion thereof would not be deductible by the Company. All scheduled payments under this Plan and any other plan required to be aggregated with this Plan must be delayed in order for such payment to be delayed pursuant to this Section 2.

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APPENDIX A TO ANNEX II
GRANDFATHERED BENEFIT UNDER THE GE TRANSFER COMPONENT
This Appendix A shall govern the portion of a Participant’s benefit that accrued and vested under the Plan on or before December 31, 2004. This Appendix A shall not apply to the portion of a Participant’s benefit that accrued and vested under the Plan on or after January 1, 2005.
ARTICLE I.
SUPPLEMENTARY PENSION BENEFIT
1.Eligibility. Each Employee who was classified as an Executive Career Band (“EB”) employee on or prior to December 31, 1993, who has five or more years of Vesting Service and who is a participant in the Qualified Pension Plan shall be eligible to receive benefits under this Article I. However, except as provided in Section 2.D., an Employee who retires under the Qualified Pension Plan before the first day of the month following attainment of age 55 or an Employee who leaves the Service of the Company before attainment of age 55, shall not be eligible for a benefit under this Article I.
An Employee who meets the other requirements specified in this Section shall be eligible for benefits under this Article I, so long as his assigned position level or position of equivalent responsibility throughout any consecutive three years of the 15 year period ending on the last day of the month preceding his termination of service is at least at the level of a director (or other position equivalent to General Electric Company’s EB) even though he is not employed at that level on the date his Service terminates.

2.	Amount of Benefit.
A.Definitions. For purposes of this Section 2, the following terms have the following meanings:
Annual Estimated Social Security Benefit. The annual equivalent of the maximum possible Primary Insurance Amount payable, after reduction for early retirement, as an old-age benefit to an employee who retired at age 62 on January 1 of the calendar year in which occurred the Employee’s actual date of retirement or death, whichever is earlier. The Company shall determine the Annual Estimated Social Security Benefit in accordance with the Social Security Act in effect at the end of the calendar year preceding such January 1.
If an Employee has less than 35 years of Credited Service, the Annual Estimated Social Security Benefit determined under the above paragraph is multiplied by a factor, the numerator of which is the number of years of the Employees’ Credited Service to his or her date of retirement or death, or December 31, 2019, whichever is earlier, and the denominator of which is 35.
The Annual Estimated Social Security Benefit shall be adjusted to include any social security, severance, or similar benefit provided under foreign law or regulations as the Committee may prescribe by rules and regulations.
Annual Pension Payable under the Qualified Pension Plan. The sum of:
(1)    (i) the annual normal, early or late retirement benefit under Article V of the Qualified Pension Plan, including the Personal Pension Account (excluding the regular supplement under Article V(4) of the Qualified Pension Plan), or (ii) the normal, optional or disability retirement benefit under the RIP II Annex of the Qualified Pension Plan, less
(2)    to the extent the Committee so determines, the benefit payable under any other pension plan contract, or policy of the Plan Sponsor (whether qualified or non-qualified), or government program attributable to periods of service for which Credited Service is granted by the Committee for the determination of the benefit under this Plan or is credited by the Qualified Pension. All such amounts shall be determined before applying any reduction factors for Early, Optional or Disability Retirement, for election of any optional form of Pension at retirement, a qualified domestic relations order(s), if any, or in connection with any other adjustment or supplement made pursuant to the Qualified Pension Plan or any other pension plan.
For purposes of this paragraph, the Employee’s Pension shall include the Personal Pension Account Annuity payable to the Employee or the Employee’s spouse on the date of the Employee’s retirement or death, regardless of whether such annuity commenced on such date.
Annual Retirement Income. For Employees who retire or die in active Service on or after April 5, 1993, the amount determined by multiplying 1.75% of Average Annual Compensation by the number of years of Credited Service completed at the date of retirement or death, or December 31, 2019, whichever is earlier.

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Average Annual Compensation. One-third of the Employee’s Compensation for the highest consecutive three years during the last 10 years immediately preceding his date of retirement or death, whichever is earlier. In computing Average Annual Compensation, normal straight-time earnings shall be substituted for actual Compensation for any month in which such normal straight-time earnings are greater. Notwithstanding the foregoing, Average Annual Compensation will be frozen effective as of January 1, 2016. Accordingly, for purposes of determining Average Annual Compensation, the term “years” above shall not include any period after December 31, 2015, and Average Annual Compensation shall not include amounts earned for or relating to any period after December, 31, 2015.
Compensation. Salary (including any deferred salary approved by the Committee as compensation for purposes of this Plan) plus:
(1)    For persons then eligible for Incentive Compensation, the total amount of any Management Incentive Compensation Plan earnings, unless such Incentive Compensation is excluded by the Board or a committee thereof.
(2)    For persons who would then have been eligible for Incentive Compensation if they had not been participants in a Sales Commission Plan or other variable compensation plan, the total amount of sales commissions (or other variable compensation earned unless such compensation is excluded by the Board or a committee thereof);
(3)    For all other persons, the sales commissions and other variable compensation earned to the extent such earnings were then included under the Qualified Pension Plan, plus any amounts (other than salary and those mentioned in clauses (1) through (3) above) which were then included as compensation under the Qualified Pension Plan except any amounts which the Committee may exclude from the computation of “Compensation” and subject to the powers of the Committee with respect to payment of benefits.
The Committee shall specify the basis for determining an Employee’s Compensation for any portion of the three years used to compute the Employee’s Average Annual Compensation during which the Employee was not employed by an employer participating in this Plan. Notwithstanding the foregoing, Compensation will be frozen effective as of January 1, 2016. Accordingly, Compensation shall not include amounts earned for or relating to any period after December 31, 2015.
Credited Service. Credited Service has the same meaning as in the Qualified Pension Plan. For periods before January 1, 1976, Credited Service as a full-time Employee also includes all Service credited under the Qualified Pension Plan for any period during which the employee was a full-time Employee for purposes of the Qualified Pension Plan. Credited Service also includes:
(1)    Any period of Service with the Company or an Affiliate as the Committee may otherwise provide by rules and regulations issued with respect to this Plan; and
(2)    Any period of service with another employer as the Board may approve, if any conditions specified in such approval have been met.
Notwithstanding the foregoing, a Participant’s Credited Service shall be frozen effective January 1, 2020, and no Participant shall accrue further Credited Service under this Plan with respect to any period after December 31, 2019.
B.Normal Retirement Benefit. Subject to the limitations in Section G, the benefit payable to an eligible Employee who retires on or after his or her normal retirement date under the Plan, shall be the excess, if any, of the employee’s Annual Retirement Income, over the sum of:
(1)    The Employee’s Annual Pension Payable under the Qualified Pension Plan (including the Personal Pension Account Annuity and excluding any supplements payable under the Qualified Pension Plan) (calculated as a five-year certain annuity),
(2)    1/2 of the Employee’s Annual Estimated Social Security Benefit,
(3)    the benefit payable from the Lockheed Martin Corporation Supplemental Retirement Plan.
C.Early, Optional or Disability Retirement. Subject to the limitations in Section G, the benefit payable to an eligible Employee who, after reaching age 60, retires on an optional retirement date under the Qualified Pension Plan shall be computed in the manner provided by Section B (for an employee retiring on his or her normal retirement date) but taking into account only Credited Service and Average Annual Compensation to the actual date of optional retirement. The annual benefit payable to an eligible Employee who, after reaching age 55 (but before reaching age 60) retires under

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the early retirement provisions of the Qualified Pension Plan shall equal the amount in section B but taking into account only Credited Service and Average Annual Compensation to the Employee’s actual termination of employment and reduced for early retirement using the early retirement reduction factor under Article V(2) of the Qualified Pension Plan.
The annual benefit payable to an eligible Employee who has satisfied the eligibility requirements to receive a Disability Pension under the RIP II Annex of the Qualified Pension Plan shall be computed in the manner provided by Section B (for an Employee retiring on his normal retirement date) taking into account only Credited Service and Average Annual Compensation to the actual date of disability retirement and not reduced for the Disability Supplement in the RIP II Annex of the Qualified Pension Plan. In the case of an eligible Employee whose date of retirement precedes the first day of the month after reaching age 60 the Plan benefit shall then be reduced by 12%.
If the Disability Pension payable to the Employee under the Qualified Pension Plan is discontinued as a result of the Employee’s disability ceasing before the Employee reaches age 60, the benefit provided under this Section C. shall also be discontinued.
D.Special Benefit Protection for Certain Employees. A former Employee whose Service with the Company is terminated on or after December 31, 1994, and after completing 25 or more years of Vesting Service, who does not withdraw his required or voluntary contributions from the Qualified Pension Plan before retirement, shall be eligible for a benefit under this Plan commencing upon his or her retirement under the Qualified Pension Plan after reaching age 60 if:
(1)    the Employee’s Service is terminated for transfer to a successor employer and
(2)    the Employee does not retire under the Qualified Pension Plan until the later of (1) termination of service with the successor employer and (2) the first of the month after reaching age 60.
In determining the benefit under this Plan, the Average Annual Compensation shall be based on the last 120 completed months with the successor employer before the Employee’s Service termination date and the Annual Estimated Social Security Benefit shall be determined as though the Employee’s retirement date was the date of termination. For the purposes of this paragraph, the term “120 completed months” shall not include any period after December 31, 2015.
E.Survivor Benefits. Subject to Section F(b), if a survivor benefit applies with respect to the past and future service annuity portion of an Employee’s Annual Pension payable under the Qualified Pension Plan, such survivor benefit shall automatically apply to any benefit which he or she may be eligible under this Plan. The Employee’s benefit shall be adjusted and paid in the same manner as such pension payable under the Qualified Pension Plan is adjusted and paid on account of such survivor benefit.
F.Payments Upon Death.
(a)    If an eligible Employee dies in active Service, or following retirement with a benefit from this Plan, and a death benefit (other than a return of Employee contributions with interest including an Employee’s Personal and Voluntary Pension Account) is payable to the beneficiary or Surviving Spouse of such Employee under the Qualified Pension Plan, a death benefit shall also be payable to the beneficiary or Surviving Spouse under this Plan as follows:
(1)    Any such death benefit payable to a surviving spouse under this Plan shall equal 50% of the Employee’s Annual Retirement Income under this Plan reduced by (1) 100% of the Employee’s preretirement surviving spouse benefit payable or other lump sum benefit under the Qualified Pension Plan, (2) 25% of the Employee’s Annual Estimated Social Security Benefit, (3) the Employee’s Personal Pension Account benefit, and (4) the benefit payable under the Lockheed Martin Corporation Supplemental Retirement Plan. Payments to the surviving spouse shall commence on the later of: (1) the Employee’s 55th birthday, or (2) the Employee’s date of death.
(2)    Any such death benefit payable to a surviving spouse under this Plan shall take into account only Credited Service and Average Annual Compensation to the earlier of the Employee’s death or termination of employment and will be reduced for early retirement using the early retirement reduction factors under Article V(2) of the Qualified Pension Plan.
(3)    Any such benefit payable to a surviving spouse shall be paid at the same time as the Qualified Pension Plan and will be paid in accordance with the payment provisions of the RIP II Annex of the Qualified Pension Plan. If benefits from the Qualified Pension Plan are paid under the payment provisions of the RIP II Annex of the Qualified Pension Plan, then benefits from this Plan will be paid in the same payment form.
(b)    In lieu of the benefit otherwise payable to a beneficiary or surviving spouse under Section E. or paragraph (a) of this Section, an Employee may elect to have all or any portion of such benefit (or the equivalent value of all or any portion) paid to the beneficiary designated in the employee’s election in any of the following forms:

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(1)    An annuity for the spouse’s remaining lifetime. If the beneficiary dies before the spouse, the remaining benefit shall be paid as provided in the employee’s election. In the absence of any such provision, the equivalent value of the remaining payments shall be paid to the beneficiary’s estate, if any, otherwise to the beneficiary’s Personal Representative.
(2)    An annuity for the beneficiary’s remaining lifetime. If any annuity otherwise payable under this item (2) is less than $5,000 annually, the equivalent value shall be paid instead to the beneficiary in a lump sum.
(3)    A lump sum.
Any such election must be made in writing to the Qualified Pension Plan Administrator prior to the Employee’s death, and becomes effective when the Qualified Pension Plan Administrator receives it. For purposes of this election, an Employee may designate as his beneficiary only his estate, his former spouse, or a member of his immediate family.
For the purpose of determining the benefit conversions required to provide the benefit payments referred to above, the interest rate assumption shall be the interest rate used by the Pension Benefit Guaranty Corporation at the beginning of the year in which the Employee’s death occurs, in valuing immediate annuities for terminating single employer trusteed plans, and the mortality assumption shall be based on the UP-1984 Mortality Table.

G.	Limitations on Benefits.
(a)    Notwithstanding any provision of this Plan to the contrary, if the sum of:
(1)    The annual benefit (calculated before applying any reductions for early retirement or additions for any supplements payable under the Qualified Pension Plan, and prior to any calculation for disability retirement reductions) otherwise payable to an Employee under this Plan;
(2)    The Employee’s Annual Pension Payable under the Qualified Pension Plan (including the Personal Pension Account Annuity) (calculated as a five-year certain annuity);
(3)    100% of the Annual Estimated Social Security Benefit before any adjustment for less than 35 years of Pension Benefit Service;
(4)    the Employee’s annual benefit under the Lockheed Martin Corporation Supplemental Retirement Plan; and
to the extent the Committee so determines, the benefit payable under any other pension plan contract, or policy of the Plan Sponsor (whether qualified or non-qualified), or government program attributable to periods of service for which Credited Service is granted by the Committee for the determination of the benefit under this Plan or is credited by the Qualified Pension exceeds 60% of his or her Annual Average Compensation, the benefit payable under this Plan shall be reduced by the amount of the excess.
(b)    Notwithstanding any provision in this Plan to the contrary, the amount of the benefit payable and any death benefit payable to or on behalf of any Employee who is or was an Officer of the Company on the date of his retirement or death, whichever is earlier, shall be determined according to such general rules and regulations as a Committee appointed by the Board of Directors may adopt, subject to the limitation that any such benefit or death benefit may not exceed the amount which would be payable under this Plan in the absence of such rules and regulations.
H.Adjustments Following Retirement. If the Pension payable under the Qualified Pension Plan to any Employee is increased following the Employee’s retirement as a result of a general increase in the Pensions payable to retired employees under that plan, no such increase will be made under this Plan unless the Committee makes such determination.
I.Non-duplication of Benefits. Benefits under this Article I are intended to supplement the Participant’s actual benefit under the Qualified Pension Plan as necessary to provide the Participant with the full benefit the Participant would have received under the Qualified Pension Plan with the special adjustments described above. To prevent duplication of benefits, the full benefit under the Qualified Pension Plan and the enhanced benefit described above shall be calculated without reduction for Code section 415 and Code section 401(a)(17), then reduced by the benefit payable from the Qualified Pension Plan and further reduced by the benefit payable from the Lockheed Martin Corporation Supplemental Retirement Plan. Participants have no right to duplicate benefits with respect to the same period of service, and the

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Committee may make such adjustments to the benefits under this Plan as the Committee deems necessary to prevent duplication of benefits.
ARTICLE II.
PAYMENT OF BENEFITS
1.Form of Payment. Benefits shall be paid at the same time as the Qualified Pension Plan and will be paid in accordance with the payment provisions of the RIP II Annex of the Qualified Pension Plan. If benefits from the Qualified Pension Plan are paid under the payment provisions of the RIP II Annex, then benefits from this Plan will be paid in the same payment form.
If an Employee’s pension benefit under the Qualified Pension Plan is suspended for any month in accordance with the re-employment provisions thereof, the Employee’s benefit under this Plan for that month shall likewise be suspended.
Cash-out of Small Benefits. Notwithstanding the above, if the Value of the sum of the benefits payable to a Participant or Beneficiary under this Plan does not exceed the amount that may be distributed without consent under Section 411(a)(11) of the Code, all such benefits will be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits. For purposes of this Section, Value shall be determined as of the Participant’s termination of employment, and shall mean the present value of a Participant’s or Beneficiary’s benefits based upon the applicable mortality table and applicable interest rate in Code section 417(e)(3)(ii) for the calendar month preceding the Plan Year in which the termination of employment occurs.
2.        Deductibility of Payments. In the event that the payment of benefits under Section 1 would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid, the Committee shall have the right to modify the form and timing of distributions as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a modified distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as most closely approximate the payment method described in Section 1, consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s accrued benefit under this Plan or to pay aggregate benefits less than the Participant’s accrued benefit in the event that all or a portion thereof would not be deductible by the Company.

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APPENDIX III
THE LMC TRANSFER COMPONENT
The purposes of the LMC Transfer Component are (a) to provide an additional retirement benefit for certain employees whose regular retirement benefits have been limited as a result of employment service at a Lockheed Martin company that does not have a Qualified Pension Plan; (b) to provide an additional retirement benefit for certain employees hired on or after January 1, 2006 at a Lockheed Martin company that has a Qualified Pension Plan that is frozen to new participants as of such date; and (c) to provide the above employees with those benefits that cannot be paid from the tax-qualified plans of Lockheed Martin Corporation and its subsidiaries because of the limitations on contributions and benefits contained in Internal Revenue Code sections 415 and 401(a)(17).
ARTICLE I.
DEFINITIONS
Unless the context indicates otherwise or the term is defined below or in the Master Plan Document, all terms shall be defined in accordance with the Lockheed Martin Corporation Salaried Employee Retirement Program.
ARTICLE II.
TRANSFER BENEFITS
1.Eligibility. Benefits pursuant to this Article II are available to employees of the Company who:
(a)are Members of the Qualified Pension Plan, and
(i)are transferred, prior to July 1, 2014 to a Participating Company that does not have a Qualified Pension Plan, and
(ii)are identified by such Participating Company as a key employee at the time of such transfer, and
(iii)are designated in writing, prior to July 1, 2014, by the Committee as a Participant in this Plan;
(b)effective January 1, 2006, are not Members of the Qualified Pension Plan, and
(i)are hired by a Participating Company on or after January 1, 2006 and before July 1,2014, and
(ii)are Vice Presidents (Level 8) or above on their date of hire, or are promoted to Vice President (Level 8) after their date of hire and before July 1, 2014, and
(iii)are not hired by a Participating Company pursuant to the Company’s acquisition of an entity that does not sponsor a qualified defined benefit pension plan.
A “Participating Company” is a business unit designated in writing by the Committee as a unit participating in this Plan. A list of Participating Companies is set forth in Schedule 1.
Notwithstanding the foregoing, no employee of the Company shall become a Participant in the Plan on or after July 1, 2014.
2.Amount of Benefit. The benefit that each Participant shall be entitled to receive under the Plan is the amount reasonably determined by the Company to be the difference between the Participant’s actual benefit, if any, under the Qualified Pension Plan and the benefits that would have been payable under that Plan, subject to the offset below, if:

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(a)    the Qualified Pension Plan had determined pensionable earnings on a “mix and match” basis, as defined below;
(b)    the Participant’s period of employment service as a Participant at a Participating Company at which no Credited Service is earned was deemed to be years of Credited Service under the Qualified Pension Plan; and
(c)    the Participant’s benefit under the Qualified Pension Plan had not been limited by Code section 415 and/or Code section 401(a)(17).
If a Participant’s compensation under the Management Incentive Compensation Plan (“MICP”) is included in pensionable earnings under the Qualified Pension Plan, the Participant’s total pensionable earnings shall be determined on a “mix and match” basis. The Participant’s annual compensation earned under the MICP shall be calculated separately from other annual pensionable earnings. The average of the three (3) highest years of MICP compensation during the last 10 years shall be added to the average of the three (3) highest years of other pensionable earnings during the last 10 years to arrive at total final average pensionable earnings for the applicable period under the Qualified Pension Plan.
The above benefit (the “Transfer Benefit”) shall be offset by the benefits payable on behalf of the Participant under the Lockheed Martin Corporation Capital Accumulation Plan (the “Lockheed Martin CAP”) and under the Lockheed Martin Account Balance Retirement Plan (“ABRP”). In calculating the offset, the Participant’s total account balance as of the earlier of termination of employment or December 31, 2019 from the Lockheed Martin CAP shall be converted into an annuity using the 1983 Group Annuity Mortality Table and shall be calculated as of the Participant’s termination of employment, using the PBGC immediate interest rate for lump sums rate plus 1% and the Participant’s age on the date of distribution. If the Participant received any prior distributions from the Lockheed Martin CAP, the Transfer Benefit shall be reduced by the annuity value of the prior distribution, using the Lockheed Martin CAP distribution amount, the PBGC interest rate plus 1% and Participant’s age on the date of distribution. The Transfer Benefit is then reduced for the amount of the normal retirement benefit from the ABRP. Notwithstanding the foregoing, effective for terminations from active service and pre-retirement deaths on or after July 1, 2015, the offset and prior distribution reduction described above each shall be converted into an annuity using the applicable mortality table under Code section 417(e)(3); provided that if use of the applicable mortality table under Code section 417(e)(3) results in an annuity that is more than the annuity calculated using the 1983 Group Annuity Mortality Table with sex distinction, as determined at the time benefits become payable pursuant to Article IV, then the annuity shall be calculated using the 1983 Group Annuity Mortality Table with sex distinction.
Combined benefits under this Article II, the Lockheed Martin CAP and the ABRP are intended to supplement the Participant’s actual benefit under the Qualified Pension Plan as necessary to provide the Participant with the full benefit the Participant would have received under the Qualified Pension Plan on a “mix and match” basis, without regard to the limitations of Code section 415 and Code section 401(a)(17), and with the special adjustments described above. To prevent duplication of benefits, the full benefit under the Qualified Pension Plan and the enhanced Transfer Benefit described above shall be calculated without reduction for Code section 415 and Code section 401(a)(17), then reduced by the benefit payable from the Qualified Pension Plan (without regard to the portion of such benefit attributable to employee contributions, if any), then reduced by the benefit payable from the Lockheed Martin CAP (as of the earlier of termination of employment or December 31, 2019) and ABRP, and then reduced by the 2004 Grandfathered Benefit, to the extent permissible under Code section 409A. The remainder of the benefit shall be paid from this Plan. Participants have no right to duplicate benefits with respect to the same period of service, and the Committee may make such adjustments to the benefits under this Plan as the Committee deems necessary to prevent duplication of benefits.
The benefit payable under this Article II shall be payable to the Participant or Beneficiary or any other person who is receiving or entitled to receive benefits with respect to the Participant under the Qualified Pension Plan.
If the benefits payable under the Qualified Pension Plan to any Participant are increased following the Participant’s retirement as a result or a general increase in the benefits payable to retired employees under that Plan, no such increase will be made under this Plan.

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ARTICLE III.
INCENTIVE BENEFITS
1.Eligibility. Benefits pursuant to this Article III are available to the employees described below. However, an employee who terminated employment with Lockheed Corporation prior to January 1, 1984, when eligible for a deferred retirement benefit under Section 5.03 of the Lockheed Retirement Plan for Certain Salaried Employees is not eligible to receive a benefit under this Article III.
An employee or former employee of Lockheed Martin Corporation and its subsidiaries who, prior to July 2, 2014:
(a)is employed by a Lockheed Martin business unit that is not covered by a Qualified Pension Plan, and
(b)is identified by such business unit as a key employee, and
(c)at the time of eligibility for benefits is, or for any year during his or her last ten (10) years of service with Lockheed Martin Corporation prior to July 1, 2014 was, a participant in the Lockheed Martin Corporation Management Incentive Compensation Plan (including the Deferred Management Incentive Compensation Plan of Lockheed Martin Corporation), or any incentive compensation plan of any subsidiary or affiliated corporation of Lockheed Martin Corporation which the Committee determines is a corresponding incentive plan; and
(d)who has been specifically designated in writing before July 1, 2014 by the Committee as a Participant; and
(e)who is not eligible for a benefit under Article II of this Plan
Notwithstanding the foregoing, no employee of the Company shall become a Participant in the Plan on or after July 1, 2014.
2.Amount of Benefit.
A.    Normal or Disability Retirement. The benefit payable under this Article III to a Participant is the amount reasonably determined to be the difference between the Participant’s actual benefit under the Lockheed Martin Retirement Plan for Certain Salaried Employees (or such other Qualified Pension Plan as designated by the Committee (the “Designated Qualified Plan”)) and the benefits that would have been payable under that Plan, subject to the offset below, if:
(a)the Designated Qualified Plan had determined pensionable earnings on a “mix and match” basis as defined below;
(b)the Participant’s period of employment service as a Participant with the Company during which period no Credited Service is earned either because the Participant was not in a covered group or because of a limitation on Credited Service under the Qualified Pension, was deemed to be years of Credited Service under the Designated Qualified Pension Plan; and
(c)the Participant’s benefit under the Designated Qualified Plan had not been limited by Code section 415 and/or Code section 401(a)(17).
If a Participant’s compensation under the Management Incentive Compensation Plan (“MICP”) is included in pensionable earnings under the Qualified Pension Plan, the Participant’s total pensionable earnings shall be determined on a “mix and match” basis. The Participant’s annual compensation earned under the MICP shall be calculated separately from other annual pensionable earnings. The average of the highest years of MICP compensation shall be added to the average of the highest years of other pensionable earnings to arrive at total final average pensionable earnings for the applicable period under the Qualified Pension Plan.

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The above benefit (the “Incentive Benefit”) shall be offset by the benefits payable on behalf of the Participant under the Lockheed Martin Corporation Capital Accumulation Plan (the “Lockheed Martin CAP”) and under the Lockheed Martin Account Balance Retirement Plan (“ABRP”). In calculating the offset, the Participant’s total account balance from the Lockheed Martin CAP as of the earlier of termination of employment or December 31, 2019 shall be converted into an annuity using the 1983 Group Annuity Mortality Table and shall be calculated as of the Participant’s termination of employment, using the PBGC immediate interest rate for lump sums rate plus 1% and Participant’s age on the date of distribution. If the Participant received any prior distributions from the Lockheed Martin CAP, the Incentive Benefit shall be reduced by the annuity value of the prior distribution, using the Lockheed Martin CAP distribution amount. PBGC immediate interest rate for lump sums rate plus 1% and Participant’s age on the date of distribution. The Incentive Benefit is then reduced for the amount of the Participant’s normal retirement benefit from the ABRP, and then reduced by the Participant’s 2004 Grandfathered Benefit, to the extent permissible under Code section 409A. Notwithstanding the foregoing, effective for terminations from active service and preretirement deaths on or after July 1, 2015, the offset and prior distribution reduction described above each shall be converted into an annuity using the applicable mortality table under Code section 417(e)(3); provided that if use of the applicable mortality table under Code section 417(e)(3) results in an annuity that is more than the annuity calculated using the 1983 Group Annuity Mortality Table with sex distinction, as determined at the time benefits become payable pursuant to Article IV, then the annuity shall be calculated using the 1983 Group Annuity Mortality Table with sex distinction.
B. No Duplication. Combined benefits under this Article III, the Lockheed Martin CAP and the ABRP are intended to supplement the Participant’s actual benefit under the Qualified Pension Plan as necessary to provide the Participant with the full benefit the Participant would have received under the Qualified Pension Plan on a “mix and match” basis, without regard to the limitations of Code section 415 and Code section 401(a)(17), and with the special adjustments described above. To prevent duplication of benefits, the full benefit under the Qualified Pension Plan and the enhanced Incentive Benefit described above shall be calculated without reduction for Code section 415 and Code section 401(a)(17), then reduced by the benefit payable from the Qualified Pension Plan then reduced by the benefit payable from the Lockheed Martin CAP (as of the earlier of termination of employment or December 31, 2019) and ABRP, and then reduced by the Participant’s 2004 Grandfathered Benefit, to the extent permissible under Code section 409A. The remainder of the benefit shall be paid from this Plan. Participants have no right to duplicate benefits with respect to the same period of service, and the Committee may make such adjustments to the benefits under this Plan as the Committee deems necessary to prevent duplication of benefits.
The benefit payable under this Article III shall be payable to the Participant or Beneficiary or any other person who would be entitled to receive benefits with respect to the Participant under the Designated Qualified Plan.
If the benefits that would be payable under the Designated Qualified Plan to any Participant are increased following the Participant’s retirement as a result of a general increase in the benefits payable to retired employees under that Plan, no such increase will be made under this Plan.
ARTICLE IV.
PAYMENT OF BENEFITS
1.Form and Timing of Payment. Except as otherwise provided herein, a Participant may make an initial payment election between an annuity and a lump sum payment under the terms and conditions described in this Section 1. All elections under this Section 1 must be made in the form and manner prescribed by the Senior Vice President, Human Resources. No election made pursuant to this Section 1 may affect a payment due in the same calendar year in which the election is made or accelerate payment into the calendar year in which the election is made.
(a)    Regular Form. Unless a Participant has elected a lump sum payment under Section 1(b) of this Article IV, benefits under this Plan shall be paid in the form of an annuity. Participants who first become eligible for participation in the Plan after December 16, 2005 shall receive their benefits in the form of an annuity. Benefits paid in a form described in this Section 1(a) shall commence as soon as administratively practicable (but no more than 90 days) following the later of (i) the month in which the Participant has a Termination of Employment, or (ii) the

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month in which the Participant attains age fifty-five (55). Notwithstanding the foregoing sentence, benefits paid in a form described in this Section 1(a) to a Participant who is reasonably determined by the Company to be a “specified employee” within the meaning of Code section 409A(2)(B)(i), shall not commence before the later of (i) six (6) months following the month in which the Participant has a Termination of Employment, or (ii) the month in which the Participant attains age fifty-five (55). No interest shall be paid between the date of Termination of Employment or attainment of age fifty-five (55), as applicable, and the payment date.
(i)    Selection of Annuity Form. Prior to his Termination of Employment or attainment of age 55, as applicable, a Participant may elect to receive benefits in any actuarially equivalent annuity form that is available under the applicable Qualified Pension Plan on the date of the Participant’s election that has been designated by the Senior Vice President, Human Resources as available for election under this Plan. If the Participant has not validly elected an annuity form before his Termination of Employment or attainment of age 55, as applicable, under this Section 1(a) or a lump sum payment as provided in Section 1(b) of Article IV, (i) an unmarried Participant shall be deemed to have elected payment in the form of a monthly annuity for the life of the Participant with no further payments to anyone after his or her death, and (ii) a married Participant shall be deemed to have elected payment in the form of a reduced monthly annuity for the life of the Participant with, after the Participant’s death, a 50% survivor annuity for the life of the Participant’s spouse. Actuarial adjustments shall be based on the factors set forth in the Qualified Pension Plan.
(b)    Lump Sum Option. This Section shall not apply to Participants who first become eligible for participation in the Plan after December 16, 2005. In lieu of the forms described in Section 1(a) of Article IV, a Participant may make a one-time initial election to receive a full lump sum payment in an amount which is the Actuarial Equivalent of a monthly annuity for the life of the Participant with no further payments to anyone after his or her death, provided the election is filed with the Company in writing no later than December 31, 2008 (or such other date determined by the Senior Vice President, Human Resources and communicated to Participants) and the Participant’s employment has not terminated employment prior to filing the election. For all Participants who elect a lump sum under this Section 1(b), the lump sum payment shall be made six (6) months following the later of (i) the month in which the Participant has a Termination of Employment, or (ii) the month in which the Participant attains age fiftyfive (55). No interest shall be paid between the date of Termination of Employment or attainment of age fifty-five (55), as applicable, and the payment date. All elections under this Section 1(b) must be made in the form and manner prescribed by the Company. Such election shall be irrevocable except as provided in Section 1(e) of Article IV.
(c)    Cash-out of Small Benefits. Notwithstanding the above, if the Value of the sum of the benefits payable to a Participant or Beneficiary under this Plan does not exceed $10,000, all such benefits will be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits. For purposes of this Section, Value shall be determined as of the Participant’s Termination of Employment or attainment of age fifty-five (55), as applicable, and shall mean the present value of a Participant’s or Beneficiary’s benefits, excluding the Grandfathered 2004 Benefit, based (i) for terminations prior to January 1, 2008, upon the applicable mortality table and applicable interest rate in Code section 417(e)(3)(ii), or (ii) for Terminations of Employment on or after January 1, 2008, upon the applicable mortality table and applicable interest rate under Code section 417(e)(3), as amended by the Pension Protection Act of 2006, for the calendar month preceding the Plan Year in which the Termination of Employment or attainment of age fifty-five (55) occurs. Notwithstanding the foregoing sentence, benefits paid under this Section 1(c) to a Participant who is reasonably determined by the Company to be a “specified employee” within the meaning of Code section 409A(2)(B)(i), shall not commence before six (6) months following the later of (i) the month in which the Participant has a Termination of Employment, or (ii) the month in which the Participant attains age fifty-five (55). No interest shall be paid between the date of Termination of Employment or attainment of age fifty-five (55), as applicable, and the payment date.
(d)    Payment Upon Death or Disability.

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(i)    Death. No other death benefits are provided under this Plan other than as specified in this Section 1(d)(i).
A.     Pre-Retirement Survivor Benefit. In the event the Participant dies prior to Termination of Employment or the attainment of age fifty-five (55), a pre-retirement survivor benefit will be payable to the Participant’s surviving spouse (if any) (the “Pre-Retirement Survivor Benefit” and the “Surviving Spouse”) in the form elected by the Participant under the terms of the Plan. If the Participant’s benefit was payable in a lump sum, the lump sum shall be the Actuarial Equivalent of a monthly annuity payable for the life of the Surviving Spouse with no further payments to anyone after his or her death. The Pre-Retirement Survivor Benefit shall commence as soon as administratively practicable (but no later than 90 days) following the later of (i) the month in which the Participant dies, or (ii) the month in which the Participant would have attained age fifty-five (55).
Notwithstanding the foregoing, with respect to all Participants who validly elected a lump sum under Section 1(b), a lump sum PreRetirement Survivor Benefit shall be paid to the Participant’s Surviving Spouse six (6) months following the later of (i) the month in which the Participant dies, or (ii) the month in which the Participant would have attained age fifty-five (55). No PreRetirement Survivor Benefit is payable to anyone other than the Participant’s Surviving Spouse.
B.     Death After Termination of Employment or Attainment of Age 55. If a Participant who is required to wait six (6) months for a lump sum payment (in accordance with Section 1 of Article IV) dies after the Participant’s Termination of Employment or attainment of age fifty-five (55), as applicable, but before payment is made, the lump sum payment shall be made to the Participant’s Beneficiary as soon as administratively practicable (but no later than 90 days) following the death of the Participant.
(ii)    Disability. Notwithstanding the provisions of this Article IV, the benefit of a Disabled Participant who is eligible for a disability pension from the Lockheed Martin Retirement Income Plan or the Lockheed Martin Corporation Retirement Income Plan III shall be paid in the form elected by the Participant under the terms of the Plan as soon as administratively practicable (but no later than 90 days) following the date the Participant is reasonably determined by the Company to be Disabled. For the purposes of this Section 1(d)(ii), the terms “Disabled” or “Disability” shall have the meaning set forth in the Lockheed Martin Retirement Income Plan or the Lockheed Martin Corporation Retirement Income Plan III, as applicable, to the extent consistent with the requirements of Code section 409A(a)(2)(C).
(e)    Prospective Change of Payment Elections. Participants may elect to change the form of payment of benefits or further delay the commencement of benefits as provided in this Section 1(e). All elections under this Section 1(e) must be made in the form and manner prescribed by the Company. This Section 1(e) does not apply to Surviving Spouses or Beneficiaries. Subject to the provisions of Code section 409A, other changes in the form of benefit, including changes between actuarially equivalent forms of benefit, if any, may be made only as determined by the Senior Vice President, Human Resources, of the Company in accordance with Code section 409A.
(i)    Form of Payment. A Participant who has validly elected (or deemed to have elected) payment as an annuity (as described in Section 1(a) of Article IV) or has validly elected a lump sum payment (in accordance with Section 1(b) of Article IV) may later elect to receive payment in any form (annuity or lump sum) designated by the Senior Vice President, Human Resources, of the Company, provided that such election is made in the form and manner determined by the Senior Vice President, Human Resources not less than twelve (12) months before the date the payment would have first commenced under the Participant’s prior election. In addition, the first payment under the new election must commence no earlier than sixty (60) months from the date when the payment would have first commenced under the Participant’s prior election. Such change in election shall not be given effect until twelve (12) months from the date that the change in election is delivered to the Company.
(ii)    Timing of Payment. Regardless of the form of payment, a Participant may elect to delay payment of his benefit provided such election is made in writing in the form and manner determined by the Senior

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Vice President, Human Resources, not less than twelve (12) months before the date the payment would have first commenced under the Participant’s prior election. In addition, the first payment under the new election must commence no earlier than sixty (60) months from when the payment would have first commenced under the Participant’s prior election. No interest shall be paid between the date of Termination of Employment or attainment of age fifty-five (55), as applicable, and the payment date. Such change in election shall not be given effect until twelve (12) months from the date that the change in election is delivered to the Company.
(f)    Notwithstanding the above, for periods prior to January 1, 2009 (or such later date as may be provided by the Internal Revenue Service in guidance of general applicability), the Senior Vice President, Human Resources may provide alternative rules for elections with respect to the commencement of payment and form of payment, provided that such rules conform to Code section 409A and Internal Revenue Service guidance issued thereunder.
(g)    If a Participant participates in more than one supplemental pension plan sponsored by the Corporation, the Participant must make a single election that shall apply to his or her benefits under all such plans with respect to the form of annuity (under Section 1(a) of this Article IV) and with respect to prospective changes of payment (under Section 1(e) of this Article IV).
2.Deductibility of Payments. Subject to the provisions of Section Code section 409A, in the event that the Company reasonably anticipates that the payment of benefits in accordance with the Participant’s election under Section 1 would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid under Code section 162(m), the Committee shall have the right to delay the timing of distributions from the Participant’s Account as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a delayed distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as the Company reasonably anticipates, or should reasonably anticipate, that if the payment is made during such year, the deduction will not be barred by Code section 162(m) or upon a Termination of Employment in accordance with Treasury Regulation section 1.409A-2(b)(7)(i), consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s Account Balance or to pay aggregate benefits less than the Participant’s Account Balance in the event that all or a portion thereof would not be deductible by the Company. All scheduled payments under this Plan and any other plan required to be aggregated with this Plan must be delayed in order for such payment to be delayed pursuant to this Section 2.

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APPENDIX A TO ANNEX III
GRANDFATHERED BENEFITS UNDER THE LMC TRANSFER COMPONENT
This Appendix A shall govern the portion of a Participant’s benefit that accrued and vested under the Plan on or before December 31, 2004. This Appendix A shall not apply to the portion of a Participant’s benefit that accrued and vested under the Plan on or after January 1, 2005.
ARTICLE I.
TRANSFER BENEFITS
1.Eligibility. Benefits pursuant to this Article I are available to employees of the Company who:
(a)    are Members of the Qualified Pension Plan, and
(b)    are transferred to a Participating Company that does not have a Qualified Pension Plan, and
(c)    are identified by such Participating Company as a key employee at the time of such transfer, and
(d)    are designated in writing by the Committee as a Participant in this Plan.
A “Participating Company” is a business unit designated in writing by the Committee as a unit participating in this Plan. A list of Participating Companies is set forth in Schedule 1.
2.Amount of Benefit. The benefit that each Participant shall be entitled to receive is the difference between the Participant’s actual benefit under the Qualified Pension Plan and the benefits that would have been payable under that Plan, subject to the offset below, if:
(a)    the Qualified Pension Plan had determined pensionable earnings on a “mix and match” basis, as defined below;
(b)    the Participant’s period of employment service as a Participant at a Participating Company at which no Credited Service is earned was deemed to be years of Credited Service under the Qualified Pension Plan; and
(c)    the Participant’s benefit under the Qualified Pension Plan had not been limited by Code section 415 and/or Code section 401(a)(17).
If a Participant’s compensation under the Management Incentive Compensation Plan (“MICP”) is included in pensionable earnings under the Qualified Pension Plan, the Participant’s total pensionable earnings shall be determined on a “mix and match” basis. The Participant’s annual compensation earned under the MICP shall be calculated separately from other annual pensionable earnings. The average of the three (3) highest years of MICP compensation during the last 10 years shall be added to the average of the three (3) highest years of other pensionable earnings during the last 10 years to arrive at total final average pensionable earnings for the applicable period under the Qualified Pension Plan.
The above benefit (the “Transfer Benefit”) shall be offset by the benefits payable on behalf of the Participant under the Lockheed Martin Corporation Capital Accumulation Plan (the “Lockheed Martin CAP”) and under the Lockheed Martin Account Balance Retirement Plan (“ABRP”). In calculating the offset, the Participant’s total account balance from the Lockheed Martin CAP shall be converted into an annuity using the 1983 Group Annuity Mortality Table for males and the PBGC interest rate. The benefits payable under the Lockheed Martin CAP shall be calculated as of the Participant’s termination of employment, using the Actuarial Equivalent. If the Participant received any prior distributions from the Lockheed Martin CAP, the Transfer Benefit shall be reduced by the annuity value of the prior distribution, using the Lockheed Martin CAP distribution amount, the PBGC interest rate plus 1% and Participant’s age on the date of distribution. The Transfer Benefit is then reduced for the amount of the normal retirement benefit from the ABRP.
Combined benefits under this Article I, the Lockheed Martin CAP and the ABRP are intended to supplement the Participant’s actual benefit under the Qualified Pension Plan as necessary to provide the Participant with the full benefit the Participant would have received under the Qualified Pension Plan on a “mix and match”

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basis, without regard to the limitations of Code section 415 and Code section 401(a)(17), and with the special adjustments described above. To prevent duplication of benefits, the full benefit under the Qualified Pension Plan and the enhanced Transfer Benefit described above shall be calculated without reduction for Code section 415 and Code section 401(a)(17), then reduced by the benefit payable from the Qualified Pension Plan, and then reduced by the benefit payable from the Lockheed Martin CAP and ABRP. The remainder of the benefit shall be paid from this Plan. Participants have no right to duplicate benefits with respect to the same period of service, and the Committee may make such adjustments to the benefits under this Plan as the Committee deems necessary to prevent duplication of benefits.
The benefit payable under this Article I shall be payable to the Participant or Beneficiary or any other person who is receiving or entitled to receive benefits with respect to the Participant under the Qualified Pension Plan.
If the benefits payable under the Qualified Pension Plan to any Participant are increased following the Participant’s retirement as a result of a general increase in the benefits payable to retired employees under that Plan, no such increase will be made under this Plan unless the Committee expressly so provides in writing.
ARTICLE II.
INCENTIVE BENEFITS
1.Eligibility. Benefits pursuant to this Article II are available to the employees described below. However, an employee who terminated employment with Lockheed Corporation prior to January 1, 1984, when eligible for a deferred retirement benefit under Section 5.03 of the Lockheed Retirement Plan for Certain Salaried Employees is not eligible to receive a benefit under this Article II.
An employee or former employee of Lockheed Martin Corporation and its subsidiaries who:
(a)is employed by a Lockheed Martin business unit that is not covered by a Qualified Pension Plan, and
(b)is identified by such business unit as a key employee, and
(c)at the time of eligibility for benefits is, or for any year during his or her last ten (10) years of service with Lockheed Martin Corporation was, a participant in the Lockheed Martin Corporation Management Incentive Compensation Plan (including the Deferred Management Incentive Compensation Plan of Lockheed Martin Corporation), or any incentive compensation plan of any subsidiary or affiliated corporation of Lockheed Martin Corporation which the Committee determines is a corresponding incentive plan; and
(d)who has been specifically designated in writing by the Committee as a Participant; and
(e)who is not eligible for a benefit under Article I of this Plan.
2.Amount of Benefit.
A.    Normal or Disability Retirement. The benefit payable under this Article II to a Participant at normal retirement age is the difference between the Participant’s actual benefit under the Lockheed Martin Retirement Plan for Certain Salaried Employees (or such other Qualified Pension Plan as designated by the Committee (the “Designated Qualified Plan”)) and the benefits that would have been payable under that Plan, subject to the offset below, if:
(a)the Designated Qualified Plan had determined pensionable earnings on a “mix and match” basis, as defined below;
(b)the Participant’s period of employment service as a Participant with the Company at which no Credited Service is earned because the Participant was not in a covered group or because of a limitation on Credited Service under the Qualified Pension Plan was deemed to be years of Credited Service under the Designated Qualified Plan; and
(c)the Participant’s benefit under the Designated Qualified Plan had not been limited by Code section 415 and/or Code section 401(a)(17).

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If a Participant’s compensation under the Management Incentive Compensation Plan (“MICP”) is included in pensionable earnings under the Qualified Pension Plan, the Participant’s total pensionable earnings shall be determined on a “mix and match” basis. The Participant’s annual compensation earned under the MICP shall be calculated separately from other annual pensionable earnings. The average of the highest years of MICP compensation shall be added to the average of the highest years of other pensionable earnings to arrive at total final average pensionable earnings for the applicable period under the Qualified Pension Plan.
The above benefit (the “Incentive Benefit”) shall be offset by the benefits payable on behalf of the Participant under the Lockheed Martin Corporation Capital Accumulation Plan (the “Lockheed Martin CAP”) and under the Lockheed Martin Account Balance Retirement Plan (“ABRP”). In calculating the offset, the Participant’s total account balance from the Lockheed Martin CAP shall be converted into an annuity using the 1983 Group Annuity Mortality Table and the PBGC interest rate. The benefits payable under the Lockheed Martin CAP shall be calculated as of the Participant’s termination of employment, using the Actuarial Equivalent. If the Participant received any prior distributions from the Lockheed Martin CAP, the Incentive Benefit shall be reduced by the annuity value of the prior distribution, using the Lockheed Martin CAP distribution amount, PBGC immediate interest rate for lump sums rate plus 1% and Participant’s age on the date of distribution. The Incentive Benefit is then reduced for the amount of the Participant’s normal retirement benefit from the ABRP.
B.    Early Retirement. The benefit payable under this Article II to a Participant who satisfies the Designated Qualified Plan rules for early retirement eligibility as set forth in Article IV of the Qualified Pension Plan or for a deferred monthly retirement benefit in accordance with the rules set forth in Article VIII of the Qualified Pension Plan, whether or not such Participant is a member of the Qualified Pension Plan, shall be calculated in accordance with the provisions of Article V of the Qualified Pension Plan, for early retirement, or Article VIII of the Qualified Pension Plan, for deferred retirement, as applied to the benefit amount calculated in accordance with Paragraph A, above.
C. Pre-Retirement Surviving Spouse Benefit. If a Pre-retirement Surviving Spouse Benefit would have applied had the Participant been eligible to participate in the Designated Qualified Plan, such survivor benefit shall automatically apply to any benefit which he or she may be eligible under this Plan. The survivor benefit shall be adjusted and paid in the same manner as such pension payable under the Designated Qualified Plan would be adjusted and paid on account of such survivor benefit.
Combined benefits under this Article II, the Lockheed Martin CAP and the ABRP are intended to supplement the Participant’s actual benefit under the Qualified Pension Plan as necessary to provide the Participant with the full benefit the Participant would have received under the Qualified Pension Plan on a “mix and match” basis, without regard to the limitations of Code section 415 and Code section 401(a)(17), and with the special adjustments described above. To prevent duplication of benefits, the full benefit under the Qualified Pension Plan and the enhanced Incentive Benefit described above shall be calculated without reduction for Code section 415 and Code section 401(a)(17), then reduced by the benefit payable from the Qualified Pension Plan, and then reduced by the benefit payable from the Lockheed Martin CAP and ABRP. The remainder of the benefit shall be paid from this Plan. Participants have no right to duplicate benefits with respect to the same period of service, and the Committee may make such adjustments to the benefits under this Plan as the Committee deems necessary to prevent duplication of benefits.
The benefit payable under this Article II shall be payable to the Participant or Beneficiary or any other person who would be entitled to receive benefits with respect to the Participant under the Designated Qualified Plan.
If the benefits that would be payable under the Designated Qualified Plan to any Participant are increased following the Participant’s retirement as a result of a general increase in the benefits payable to retired employees under that Plan, no such increase will be made under this Plan unless the Committee expressly so provides in writing.
ARTICLE III.
PAYMENT OF BENEFITS

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1.Form of Payment. Benefits shall be paid in the same form at the same times and for the same period as benefits are paid with respect to the Participant under the applicable Qualified Pension Plan, except as provided in the following paragraphs. Actuarial adjustments shall be based on the factors set forth in the Qualified Pension Plan, except as provided in the following paragraphs. If the benefits payable under this Plan correspond to Qualified Pension Plan benefits with multiple commencement dates, each portion of the benefits payable under this Plan shall be paid at the same time as the corresponding portion of the benefits is paid from the Qualified Pension Plan. If a Participant is not entitled to benefits under the Qualified Pension Plan, benefits shall be paid as if the Participant had been a member of the Lockheed Martin Retirement Plan for Certain Salaried Employees (or such other Qualified Retirement Plan as designated by the Committee) and had chosen from among the forms of payment available under such Plan. If an Employee’s benefits under the Qualified Pension Plan are suspended for any month in accordance with the re-employment provisions thereof, the Participant’s benefit for that month shall likewise be suspended under Articles I and II of this Plan.

Lump Sum Option. A Participant may irrevocably elect to receive a full or partial single lump sum payment in an amount which is the actuarial equivalent of the benefit described above. The actuarial equivalent will be computed using the Actuarial Equivalent, and with no interest for the period between the date of termination of employment and the payment date. This election must be made within the time period for electing the form of benefit under the corresponding Qualified Pension Plan, by filing a written election in the form and manner prescribed by the Company. Payment will be made six (6) months following the date payments would otherwise begin pursuant to the above paragraph. If a Participant is not entitled to benefits under the Qualified Pension Plan, the Participant may make the election at any time after the Participant would have qualified for early retirement under the Qualified Pension Plan had the Participant been a member of such Plan. Payment will be made six (6) months following the date of such Participant’s election.
Pre-Retirement Survivor Benefit. In the event the Participant dies prior to the date his or her retirement has commenced under this Plan and the corresponding Qualified Pension Plan, the pre-retirement survivor benefit payable to the surviving spouse (if any) under this Plan (the “Pre-Retirement Survivor Benefit” and the “Surviving Spouse”) will be payable, at the election of the Surviving Spouse, in any of the following forms:
(a)in the form of a monthly annuity payable to the Surviving Spouse for his lifetime, with no further payments to anyone after his death (which will be referred to as the “Regular Form”);
(b)in the form of a lump sum payment which is the actuarial equivalent of the Regular Form (the “100% Lump Sum”), but with actuarial equivalence determined as of the Election Date using the Actuarial Equivalent, and with no interest for the period between the Election Date (or, if later, the date the Participant would have attained age 55 had he survived) and the payment date; or
(c)in the form of a combined lump sum and life annuity benefit of (x) and (y), where (x) equals a lump sum amount selected by the Surviving Spouse which is less than the 100% Lump Sum and (y) is a monthly single life annuity for the life of Surviving Spouse (with no further payments to anyone after his death) in an amount that can be provided with the difference between (x) and the 100% Lump Sum.
Any election to receive the benefit in the form of a lump sum as set forth in (b) above or a combined lump sum and annuity as set forth in (c) above must be made by the Surviving Spouse no later than 90 days after the date of the Participant’s death or, if later, the date the Participant would have attained age 55 had he survived (with the date such election is made by the Surviving Spouse referred to as the “Election Date”). In the event the Surviving Spouse makes an election for a lump sum or partial lump sum payment within this period, payment will not be made to the Surviving Spouse until six months after the Election Date (or, if later, six months after the date the benefit would otherwise be payable under this Plan).
Cash-out of Small Benefits. Notwithstanding the above, if the Value of the sum of the benefits payable to a Participant or Beneficiary under this Plan does not exceed the amount that may be distributed without consent under Section 411(a)(11) of the Code, all such benefits will be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits. For purposes of this Section, Value shall be determined as of the Participant’s termination of employment, and shall mean the present value of a Participant’s or Beneficiary’s

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benefits based upon the applicable mortality table and applicable interest rate in Code section 417(e)(3)(ii) for the calendar month preceding the Plan Year in which the termination of employment occurs.
2.Deductibility of Payments. In the event that the payment of benefits under Section 1 would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid, the Committee shall have the right to modify the form and timing of distributions as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a modified distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as most closely approximate the payment method described in Section 1, consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s accrued benefit under this Plan or to pay aggregate benefits less than the Participant’s accrued benefit in the event that all or a portion thereof would not be deductible by the Company.

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